                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
/X/  Definitive Proxy Statement              Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             Starwood Lodging Trust
                          Starwood Lodging Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
                   N/A
          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
                   N/A
          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                   N/A
          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
                   N/A
          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

         -----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                         [STARWOOD LODGING TRUST  LOGO]


                                                               November 25, 1996

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Starwood Lodging Trust scheduled to be held on Monday, December 30, 1996 at 10:00 A.M., local time, at the Westin Atlanta North Perimeter (known as the Doubletree Hotel at Concourse until December 16, 1996), 7 Concourse Parkway, Atlanta, Georgia. Your Board of Trustees and management look forward to greeting personally those shareholders able to attend.

     At the meeting, shareholders will be asked to elect two Trustees to the Board of Trustees of the Trust and to consider and act upon a proposal to approve the amendment and restatement of the 1995 Share Option Plan of the Trust. Information regarding these matters is set forth in the accompanying Notice of 1996 Annual Meeting of Shareholders and Joint Proxy Statement to which you are urged to give your prompt attention.

     It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend, please take a moment to sign, date and promptly mail your proxy in the enclosed prepaid envelope. This will not limit your right to vote in person should you wish to attend the meeting.

     On behalf of your Board of Trustees, thank you for your continued support and interest in Starwood Lodging.

                                          Sincerely,


                                          BARRY S. STERNLICHT
                                          ---------------------------
                                          Barry S. Sternlicht
                                          Chairman of the Board and
                                          Chief Executive Officer

                     [STARWOOD LODGING CORPORATION LOGO]

                                                               November 25, 1996

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Starwood Lodging Corporation scheduled to be held on Monday, December 30, 1996 at 10:30 A.M., local time, at the Westin Atlanta North Perimeter (known as the Doubletree Hotel at Concourse until December 16, 1996), 7 Concourse Parkway, Atlanta, Georgia. Your Board of Directors and management look forward to greeting personally those stockholders able to attend.

     At the meeting, stockholders will be asked to elect three Directors to the Board of Directors of the Corporation and to consider and act upon a proposal to approve the amendment and restatement of the 1995 Share Option Plan of the Corporation. Information regarding these matters is set forth in the accompanying Notice of 1996 Annual Meeting of Stockholders and Joint Proxy Statement to which you are urged to give your prompt attention.

     It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend, please take a moment to sign, date and promptly mail your proxy in the enclosed prepaid envelope. This will not limit your right to vote in person should you wish to attend the meeting.

     On behalf of your Board of Directors, thank you for your continued support and interest in Starwood Lodging.

                                          Sincerely,

                                          ERIC A. DANZIGER
                                          --------------------------------
                                          Eric A. Danziger
                                          President and
                                          Chief Executive Officer

                                    [LOGO]

                             STARWOOD LODGING TRUST
                            ------------------------

                 NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Starwood Lodging Trust:

     Notice is hereby given that the 1996 Annual Meeting of Shareholders of Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust"), will be held at the Westin Atlanta North Perimeter (known as the Doubletree Hotel at Concourse until December 16, 1996), 7 Concourse Parkway, Atlanta, Georgia, on December 30, 1996 at 10:00 A.M., local time, for the following purposes:

          1. To elect two Trustees to the Board of Trustees of the Trust.

          2. To consider and vote upon the approval of the amendment and restatement of the 1995 Share Option Plan of the Trust.

          3. To transact such other business as may properly come before the meeting.

     Only holders of record of Trust Shares at the close of business on November 21, 1996 are entitled to receive notice of, and to vote at, the 1996 Annual Meeting or at any adjournment or postponement thereof.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE URGED TO READ THE ACCOMPANYING JOINT PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, AND YOUR PROMPTNESS WILL ASSIST US IN AVOIDING ADDITIONAL SOLICITATION COSTS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE SIGNED AND RETURNED.

                                          By Order of the Board of Trustees


                                          SHERWIN L. SAMUELS
                                          ---------------------------------
                                          Sherwin L. Samuels
                                          Secretary

November 25, 1996
Phoenix, Arizona

                                     [LOGO]

                          STARWOOD LODGING CORPORATION
                            ------------------------

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Starwood Lodging Corporation:

     Notice is hereby given that the 1996 Annual Meeting of Stockholders of Starwood Lodging Corporation, a Maryland corporation (the "Corporation"), will be held at the Westin Atlanta North Perimeter (known as the Doubletree Hotel at Concourse until December 16, 1996), 7 Concourse Parkway, Atlanta, Georgia, on December 30, 1996 at 10:30 A.M., local time, for the following purposes:

          1. To elect three directors to the Board of Directors of the Corporation.

          2. To consider and vote upon the approval of the amendment and restatement of the 1995 Share Option Plan of the Corporation.

          3. To transact such other business as may properly come before the meeting.

     Only holders of record of Corporation Shares at the close of business on November 21, 1996 are entitled to receive notice of, and to vote at, the 1996 Annual Meeting or at any adjournment or postponement thereof.

     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE URGED TO READ THE ACCOMPANYING JOINT PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, AND YOUR PROMPTNESS WILL ASSIST US IN AVOIDING ADDITIONAL SOLICITATION COSTS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE SIGNED AND RETURNED.

                                      By Order of the Board of Directors

                                      NIR E. MARGALIT
                                      ----------------------
                                      Nir E. Margalit
                                      Secretary

November 25, 1996
Phoenix, Arizona

STARWOOD LODGING TRUST     STARWOOD LODGING CORPORATION
2231 E. CAMELBACK ROAD        2231 E. CAMELBACK ROAD
       SUITE 410                     SUITE 400
PHOENIX, ARIZONA 85016        PHOENIX, ARIZONA 85016

                         ------------------------------

                             JOINT PROXY STATEMENT
                         ------------------------------

                ANNUAL MEETINGS OF SHAREHOLDERS AND STOCKHOLDERS

                        TO BE HELD ON DECEMBER 30, 1996

     This Joint Proxy Statement is being furnished to shareholders of Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust"), and stockholders of Starwood Lodging Corporation, a Maryland corporation (the "Corporation" and together with the Trust, "Starwood Lodging"), in connection with the solicitation of proxies by the Trust's Board of Trustees (the "Board of Trustees") and the Corporation's Board of Directors (the "Board of Directors") for use at the Trust's 1996 Annual Meeting of Shareholders and at any and all adjournments or postponements thereof (the "Trust Meeting") and the Corporation's 1996 Annual Meeting of Stockholders and at any and all adjournments or postponements thereof (the "Corporation Meeting" and, together with the Trust Meeting, the "Annual Meetings"), respectively, to be held on December 30, 1996, at the times and place and for the purposes specified in the accompanying Notices.

     The shares of Beneficial Interest, par value $.01 per share, of the Trust ("Trust Shares") and the shares of Common Stock, par value $.01 per share, of the Corporation ("Corporation Shares") are "paired" and may only be held and transferred in units consisting of one Trust Share and one Corporation Share (a "Paired Share").

     This Joint Proxy Statement and the related form of proxy are first being mailed to shareholders of the Trust and stockholders of the Corporation on or about November 25, 1996.

          THE DATE OF THIS JOINT PROXY STATEMENT IS NOVEMBER 25, 1996.

                         INTRODUCTION AND VOTING RIGHTS

MATTERS TO BE CONSIDERED

     The Trust Meeting. At the Trust Meeting, the shareholders of the Trust will consider and vote upon (i) the election of two Trustees to the Board of Trustees, (ii) the approval of the amendment and restatement of the 1995 Share Option Plan of the Trust as the Starwood Lodging Trust 1995 Long Term Incentive Plan (as so amended and restated, the "Trust LTIP") and (iii) such other business as may properly come before the Trust Meeting.

     The Board of Trustees is not aware of any matter that will be presented at the Trust Meeting other than as described above. If any other matter is presented at the Trust Meeting, the persons named as proxies on the enclosed proxy card will, in the absence of shareholder instructions to the contrary, vote the Trust Shares for which such persons have voting authority in accordance with their best judgment on such matter.

     The Corporation Meeting. At the Corporation Meeting, the stockholders of the Corporation will consider and vote upon (i) the election of three Directors to the Board of Directors, (ii) the approval of the amendment and restatement of the 1995 Share Option Plan of the Corporation as the Starwood Lodging Corporation 1995 Long Term Incentive Plan (as so amended and restated, the "Corporation LTIP" and, together with the Trust LTIP, the "LTIPs") and (iii) such other business as may properly come before the Corporation Meeting.

     The Board of Directors is not aware of any matter that will be presented at the Corporation Meeting other than as described above. If any other matter is presented at the Corporation Meeting, the persons named as proxies on the enclosed proxy card will, in the absence of stockholder instructions to the contrary, vote the Corporation Shares for which such persons have voting authority in accordance with their best judgment on such matter.

VOTING RIGHTS

     The Trust. The Board of Trustees has fixed the close of business on November 21, 1996 as the record date (the "Trust Record Date") for determining the shareholders entitled to notice of, and to vote at, the Trust Meeting. On the Trust Record Date there were outstanding and entitled to vote 26,681,578 Trust Shares held of record by approximately 2,350 persons (does not include 5,964,000 outstanding limited partnership Units of SLT Realty Limited Partnership, which together with an equivalent number of outstanding limited partnership Units (as hereinafter defined) of SLC Operating Limited Partnership, are exchangeable for Paired Shares of the Trust and the Corporation.) The Trust Shares are the only outstanding class of voting securities of the Trust, and each shareholder of the Trust will be entitled to one vote for each Trust Share held of record by such shareholder on the Trust Record Date on each matter that may be properly submitted to a vote at the Trust Meeting. Shareholders of the Trust do not have the right to cumulate votes in the election of Trustees.

     A majority of the outstanding Trust Shares entitled to vote must be present, either in person or by duly executed proxy, at the Trust Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Trust Meeting.

     As of the Trust Record Date, Trustees and officers of the Trust as a group had the right to vote an aggregate of 96,964 Trust Shares. All such Trustees and officers have indicated that they intend to vote all such shares held by them in favor of the election of the nominees for Trustee named herein and the approval of the Trust LTIP.

     The Corporation. The Board of Directors has fixed the close of business on November 21, 1996 as the record date (the "Corporation Record Date") for determining the stockholders entitled to notice of, and to vote at, the Corporation Meeting. On the Corporation Record Date there were outstanding and entitled to vote 26,681,578 Corporation Shares held of record by approximately 2,350 persons (does not include 5,964,000 outstanding limited partnership Units of SLC Operating Limited Partnership, which together with an equivalent number of outstanding limited partnership Units of SLT Realty Limited Partnership, are exchangeable for Paired Shares of the Trust and the Corporation.) The Corporation Shares are the only outstanding class of voting securities of the Corporation, and each stockholder of the Corporation will be entitled to one vote for each Corporation Share held of record by such stockholder on the Corporation Record Date on each matter that may be properly submitted to a vote at the Corporation Meeting. Stockholders of the Corporation do not have the right to cumulate votes in the election of Directors.

     A majority of the outstanding Corporation Shares entitled to vote must be present, either in person or by duly executed proxy, at the Corporation Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Corporation Meeting.

     As of the Corporation Record Date, Directors and officers of the Corporation as a group had the right to vote an aggregate of 88,773 Corporation Shares. All such Directors and officers have indicated that they intend to vote all such shares held by them in favor of the election of the nominees for Director named herein and the approval of the Corporation LTIP.

PROXIES

     The Trust. Each Trust Share represented at the Trust Meeting by a duly executed proxy solicited by the Board of Trustees will, unless such proxy previously has been revoked, be voted at the Trust Meeting in accordance with the shareholder instructions specified thereon. If no instructions are specified, such Trust Shares will be voted FOR the election of the nominees for Trustee named herein and FOR the approval of the Trust LTIP.

     If a quorum is not present at the time the Trust Meeting is convened, or if for any other reason the Board of Trustees believes that the Trust Meeting should be adjourned or postponed, the Trust Meeting may be adjourned or postponed with or without a vote of the shareholders. If the Board of Trustees proposes to adjourn or postpone the Trust Meeting by a vote of the shareholders, the persons named as proxies on the enclosed proxy card will vote all Trust Shares for which such persons have voting authority in favor of such adjournment or postponement.

     A shareholder of the Trust may revoke a proxy at any time prior to exercise of such proxy by (i) filing with the Secretary of the Trust an instrument of revocation bearing a date later than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same Trust Shares and delivering such proxy to the Secretary of the Trust, or (iii) attending the Trust Meeting and voting in person (although attendance at the Trust Meeting will not in and of itself constitute a revocation of a proxy). Any instrument of revocation should be sent to Starwood Lodging Trust, 2231 E. Camelback Road, Suite 410, Phoenix, Arizona 85016, Attention: Ronald C. Brown.

     The Corporation. Each Corporation Share represented at the Corporation Meeting by a duly executed proxy solicited by the Board of Directors will, unless such proxy previously has been revoked, be voted at the Corporation Meeting in accordance with the stockholder instructions specified thereon. If no instructions are specified, such Corporation Shares will be voted FOR the election of the nominees for Director named herein, and FOR the approval of the Corporation LTIP.

     If a quorum is not present at the time the Corporation Meeting is convened, or if for any other reason the Board of Directors believes that the Corporation Meeting should be adjourned or postponed, the Corporation Meeting may be adjourned or postponed with or without a vote of the stockholders. If the Board of Directors proposes to adjourn or postpone the Corporation Meeting by a vote of the stockholders, the persons named as proxies on the enclosed proxy card will vote all Corporation Shares for which those persons have voting authority in favor of such adjournment or postponement.

     A stockholder of the Corporation may revoke a proxy at any time prior to exercise of such proxy by (i) filing with the Secretary of the Corporation an instrument of revocation bearing a date later than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same Corporation Shares and delivering such proxy to the Secretary of the Corporation, or (iii) attending the Corporation Meeting and voting in person (although attendance at the Corporation Meeting will not in and of itself constitute a revocation of a proxy). Any instrument of revocation should be sent to: Starwood Lodging Corporation, 2231 E. Camelback Road, Suite 400, Phoenix, Arizona 85016, Attention: Nir E. Margalit.

SOLICITATION OF PROXIES

     The expenses of this solicitation of proxies by the Board of Trustees and the Board of Directors, including the costs of preparing and mailing this Joint Proxy Statement, will be borne by the Trust and the Corporation. In addition to solicitation by use of the mails, proxies may be solicited in person or by telephone, telegram or other appropriate means of communication by Trustees, Directors, officers and employees of the Trust or the Corporation. Such individuals will receive no additional compensation for, but may be reimbursed for their out-of-pocket expenses incurred in connection with, such solicitation. The Trust and the Corporation have engaged the services of D.F. King & Co., Inc. to solicit proxies and to assist in the distribution of proxy materials for a fee of $15,000, plus reimbursement of reasonable out-of-pocket expenses. The Trust and the Corporation will reimburse persons holding Paired Shares in their names or the names of their nominees but not owning such shares beneficially (such as brokerage houses, banks and other fiduciaries) for out-of-pocket expenses incurred in forwarding soliciting materials to the beneficial owners of such shares. All of the foregoing fees and expenses will be paid or reimbursed in equal parts by the Trust and the Corporation.

                       ELECTION OF TRUSTEES OF THE TRUST

     The Board of Trustees is divided into three classes. The terms of two Trustees expire at the Trust Meeting, the terms of three Trustees expire at the 1997 Annual Meeting and the terms of two Trustees expire at the 1998 Annual Meeting. At the Trust Meeting, two Trustees will be elected to the Board of Trustees for a term expiring at the 1999 Annual Meeting.

                             NOMINEES FOR TRUSTEES

     The following sets forth information as to each of the Board's nominees for election as Trustee at the Trust Meeting. If, for any reason, any of the Board's nominees listed below should cease to be a candidate for election, it is intended that all properly signed proxies in the form enclosed will be voted for a substitute nominee designated by the Board of Trustees. Each of the nominees listed below has consented to serve as a Trustee, and the Board of Trustees has no reason to believe that any nominee will be unwilling or unable to serve, if elected.

     NAME AND AGE            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE       TRUSTEE SINCE
-----------------------  -----------------------------------------------------  --------------
Stephen R. Quazzo (36)   Managing Director and co-founder of Transwestern        August 1995
                         Investment Company, L.L.C., a real estate principal
                         investment firm, since March 1996. From April 1991 to
                         March 1996, President of Equity Institutional
                         Investors, Inc. a subsidiary of Equity Group
                         Investments, Inc., a Chicago based holding company
                         controlled by Samuel Zell. Prior to that time, Mr.
                         Quazzo was a Vice President of Goldman, Sachs & Co.,
                         responsible for the firm's real estate investment
                         banking activities in the Midwest. Mr. Quazzo is a
                         member of the Urban Land Institute and is on the
                         advisory board of City Year Chicago.

     NAME AND AGE            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE       TRUSTEE SINCE
-----------------------  -----------------------------------------------------  --------------
Steven R. Goldman (35)   Senior Vice President of the Trust since September     September 1996
                         1996. Mr. Goldman served as Senior Vice President of
                         the Corporation from March 1995 to September 1996 and
                         as a member of the Management Committee of SLC
                         Operating Limited Partnership from December 1994 to
                         September 1996. Mr. Goldman was a Vice President of
                         Starwood Capital Group, L.P. (predecessor of Starwood
                         Capital Group, L.L.C.), specializing in hotel
                         acquisitions and hotel asset management, from August
                         1993 to February 1995. From 1990 to 1993, he was
                         Senior Development Manager of Disney Development
                         Company, the real estate investment development and
                         management division of the Walt Disney Company. From
                         1986 to 1990, Mr. Goldman was Director of Development
                         of The Hyatt Development Corporation, a hotel
                         development company.

The Board of Trustees of the Trust recommends that shareholders of the Trust vote FOR the election of such nominees.

                         TRUSTEES CONTINUING IN OFFICE

     The following sets forth information as to each of the incumbent Trustees on the Board of Trustees with terms expiring at either the 1997 Annual Meeting or the 1998 Annual Meeting.

TRUSTEES WHOSE TERMS EXPIRE AT THE 1997 ANNUAL MEETING

     NAME AND AGE            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE       TRUSTEE SINCE
-----------------------  -----------------------------------------------------  --------------
Bruce W. Duncan (45)     President and Chief Executive Officer of The Cadillac   August 1995
                         Fairview Corporation Limited since January 1996. From
                         October 1994 to December 1995, President of Blakely
                         Capital, Inc., a private firm focusing on investments
                         in real estate and telecommunications. From 1992 to
                         October 1994, Mr. Duncan was President and Co-Chief
                         Executive Officer of JMB Institutional Realty
                         Corporation and from 1984 to 1991 Executive Vice
                         President of JMB Realty Corporation. Mr. Duncan holds
                         an MBA from the University of Chicago. He is on the
                         Board of Trustees of Kenyon College.
Daniel H. Stern (35)     Co-founder and President of Ziff Brothers               August 1995
                         Investments, L.L.C., a diversified New York based
                         investment management firm. Prior to co-founding Ziff
                         Brothers Investments in December 1992, Mr. Stern was
                         Co-Managing Director of William A.M. Burden & Co., a
                         private investment management firm where he was
                         responsible for asset allocation and investment
                         policy. Mr. Stern is a member of the Board of
                         Directors of each of Commodore Media, Inc. and Westin
                         Hotel Company.

     NAME AND AGE            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE       TRUSTEE SINCE
-----------------------  -----------------------------------------------------  --------------
Barry S. Sternlicht      Chairman and Chief Executive Officer of the Trust. He  December 1994
  (36)                   is founder and General Manager of Starwood Capital
                         Group, L.L.C., a real estate investment firm (and
                         co-founder of its predecessor entities), and has been
                         the President and CEO of Starwood Capital Group,
                         L.L.C. since its formation. Prior to forming Starwood
                         Capital, he was Vice President and then Senior Vice
                         President (from 1989 to 1991) of JMB Realty
                         Corporation, a real estate investment firm. Mr.
                         Sternlicht is currently a member of the Management
                         Committee of SLC Operating Limited Partnership and,
                         upon receipt of Gaming Approval (as hereinafter
                         defined), a director of the Corporation, is a Trustee
                         of each of Equity Residential Properties Trust, a
                         multi-family REIT, and Angeles Participating Mortgage
                         Trust, a REIT, and is a director of each of Westin
                         Hotel Company and U.S. Franchise Systems. Mr.
                         Sternlicht is on the Board of Governors of NAREIT and
                         is a member of the Urban Land Institute and of the
                         National Multi-Family Housing Council. Mr. Sternlicht
                         is a member of the Board of Directors of the Council
                         for Christian and Jewish Understanding, is a member
                         of the Young Presidents Organization and is on the
                         Board of Directors of Junior Achievement for
                         Fairfield County, Connecticut.

TRUSTEES WHOSE TERMS EXPIRE AT THE 1998 ANNUAL MEETING

     NAME AND AGE            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE       TRUSTEE SINCE
-----------------------  -----------------------------------------------------  --------------
Madison F. Grose (43)    Managing Director and General Counsel of Starwood      December 1994
                         Capital Group, L.L.C. (and a senior executive of its
                         predecessor entities) since July 1992. From November
                         1983 through June 1992, he was a partner in the law
                         firm of Pircher, Nichols & Meeks. Mr. Grose is a
                         Trustee of Angeles Participating Mortgage Trust.
William E. Simms (52)    President of the Risk Management Product Services       August 1995
                         Group, Transamerica Life Companies and a member of
                         its board of directors. Over the past 24 years, he
                         has held various other management positions with that
                         company. He is active in civic organizations; he is
                         Chairman of the Charlotte-Mecklenburg Urban League
                         and the Charlotte-Mecklenburg Arts and Science
                         Council, and he is a member of the board of directors
                         of the Mecklenburg County United Way and the
                         Mecklenburg Hospital Authority. He is a part owner of
                         the Carolina Panthers National Football League team.
                         Mr. Simms is a director of NationsBank N.A.

VOTES REQUIRED

     Each shareholder of the Trust (or such shareholder's proxy) entitled to vote upon the election of Trustees shall be entitled to cast one vote for each Trust Share held of record on the Trust Record Date and Trustees shall be elected by a plurality of the votes cast. Consequently, votes that are withheld in the election of Trustees and broker non-votes will not affect the outcome of the election of Trustees of the Trust.

                    ELECTION OF DIRECTORS OF THE CORPORATION

     The Board of Directors is divided into three classes. The terms of three Directors expire at the Corporation Meeting, the terms of two Directors expire at the 1997 Annual Meeting and the terms of four Directors expire at the 1998 Annual Meeting. At the Corporation Meeting, three Directors will be elected to the Board of Directors for a term expiring at the 1999 Annual Meeting. As described below, if elected, the three nominees named herein would take office upon receipt of Gaming Approval.

     Because a subsidiary of the Corporation conducts gaming operations and operates gaming assets in the State of Nevada ("Gaming Assets"), Directors of the Corporation are subject to certain licensing, suitability or regulatory approval requirements of Nevada state and county liquor and gaming regulatory authorities ("Gaming Approval"), prior to taking office as Directors. The Directors of the Corporation who were Directors prior to the formation of SLC Operating Limited Partnership (the "Operating Partnership") effective as of January 1, 1995 are not subject to Gaming Approval requirements (currently Messrs. Earle F. Jones, Bruce M. Ford and Graeme W. Henderson), and currently constitute the Board of Directors. Six additional persons named below have been elected to the Board of Directors to take office upon receipt of any required Gaming Approval. Pending receipt of any required Gaming Approval, the Operating Partnership is being managed by a management committee (the "Management Committee"), consisting of such Directors who have received any required Gaming Approval and such persons who have been elected to the Board to take office upon receipt of any required Gaming Approval. While awaiting any required Gaming Approval, the Corporation's existing management and Board of Directors will be responsible for the operation and control of the Gaming Assets, and the Management Committee will be prohibited from any influence or control of the Gaming Assets. Starwood Lodging has sold both its gaming properties; however, it continues to operate the Gaming Assets at the King 8 Hotel & Gambling Hall pursuant to a lease pending the buyer's receipt of the necessary regulatory approvals. A complete discussion of Nevada gaming regulatory requirements is contained in the Corporation's Annual Report for the year ended December 31, 1995 on Form 10-K (the "Form 10-K Report"), as filed with the United States Securities and Exchange Commission. See Form 10-K Report -- Item 2.
PROPERTIES -- The Corporation and the Operating Partnership -- Regulation and Licensing.

                             NOMINEES FOR DIRECTOR

     The following sets forth information as to each of the Board's nominees for election as Director at the Corporation Meeting. If, for any reason, any of the Board's nominees listed below should cease to be a candidate for election, it is intended that all properly signed proxies in the form enclosed will be voted for a substitute nominee designated by the Board of Directors. Each of the nominees listed below has consented to serve as a Director, and the Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve, if elected.

                                                                              DIRECTOR/MANAGEMENT
                                                                               COMMITTEE MEMBER
     NAME AND AGE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE             SINCE
-----------------------  ---------------------------------------------------  -------------------
Jean-Marc Chapus (37)    Managing Director and Portfolio Manager of Trust         August 1995
                         Company of the West since March 1995. Prior to that
                         time he was a Managing Director and Principal of
                         Crescent Capital Corporation with primary
                         responsibility for the firm's private lending and
                         private placement activities. From 1986 to 1991,
                         Mr. Chapus served as First Vice President at Drexel
                         Burnham Lambert Incorporated. From 1982 to 1984,
                         Mr. Chapus was a member of the mergers and
                         acquisitions department at Lehman Brothers Kuhn
                         Loeb Incorporated.

                                                                              DIRECTOR/MANAGEMENT
                                                                               COMMITTEE MEMBER
     NAME AND AGE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE             SINCE
-----------------------  ---------------------------------------------------  -------------------
Eric A. Danziger (42)    President and Chief Executive Officer of the           September 1996
                         Corporation since July 1996. Mr. Danziger has been
                         in the hotel industry for over 26 years. Prior to
                         joining the Corporation, he served as the Executive
                         Vice President of Wyndham Hotel Corporation and
                         President of Wyndham Hotels and Resorts Division
                         from August 1990 to June 1996. Prior thereto, from
                         1979 to 1990, Mr. Danziger served Doubletree Hotels
                         Corporation in a variety of positions, including
                         Senior Vice President.
Michael A. Leven (59)    President and Chief Executive Officer of U.S.            August 1995
                         Franchise Systems, a hotel franchising and
                         development company, since October 1995. From
                         November 1990 to September 1995, Mr. Leven was
                         President and Chief Operating Officer of Holiday
                         Inn Worldwide. Prior to that time he was President
                         of Days Inn (from 1985 to 1990), a senior
                         executive, including President and Chief Operating
                         Officer, of Americana Hotels (from 1976 to 1985)
                         and an executive at Dunfey Family Hotels (1973 to
                         1976) and Sonesta Hotels (1961 to 1973). Mr. Leven
                         is a director of U.S. Franchise Systems. Mr. Leven
                         is also a member of the Board of Governors of the
                         American Red Cross and a trustee of National Realty
                         Trust.

     The Board of Directors of the Corporation recommends that stockholders of the Corporation vote FOR the election of such nominees.

     As described above, Messrs. Chapus, Danziger and Leven have not received Gaming Approval and, if elected to the Board at the Corporation Meeting, will serve on the Management Committee and will take office as Directors of the Corporation upon receipt of any required Gaming Approval.

                         DIRECTORS CONTINUING IN OFFICE

     The following sets forth information as to each of the persons who have been elected to the Board of Directors (each of whom serves either on the Board of Directors or the Management Committee of the Operating Partnership) for terms expiring at either the 1997 Annual Meeting or the 1998 Annual Meeting, each such person to take office as a Director upon receipt of any required Gaming Approval.

DIRECTORS WHOSE TERMS EXPIRE AT THE 1997 ANNUAL MEETING

                                                                              DIRECTOR/MANAGEMENT
                                                                               COMMITTEE MEMBER
       NAME AND AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE            SINCE
--------------------------  ----------------------------------------------    -------------------
Jonathan D. Eilian (28)     Managing Director of Starwood Capital Group,         August 1995
                            L.L.C. (and a senior executive of its
                            predecessor entities) since its formation in
                            September, 1991. Prior to being a founding
                            member of Starwood Capital, Mr. Eilian served
                            as an associate for JMB Realty Corporation, a
                            real estate investment firm, and for The
                            Palmer Group, L.P., a private investment firm
                            specializing in corporate acquisitions.

                                                                              DIRECTOR/MANAGEMENT
                                                                               COMMITTEE MEMBER
       NAME AND AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE            SINCE
--------------------------  ----------------------------------------------    -------------------
Barry S. Sternlicht (36)    Chairman and Chief Executive Officer of the         December 1994
                            Trust. He is founder and General Manager of
                            Starwood Capital Group, L.L.C. (and co-founder
                            of its predecessor entities) and has been the
                            President and CEO of Starwood Capital Group,
                            L.L.C. since its formation. Prior to forming
                            Starwood Capital, he was Vice President and
                            then Senior Vice President (from 1989 to 1991)
                            of JMB Realty Corporation, a real estate
                            investment firm. Mr. Sternlicht is currently a
                            Trustee of the Trust, a Trustee of each of
                            Equity Residential Properties Trust, a
                            multi-family REIT, and Angeles Participating
                            Mortgage Trust, a REIT, and is a director of
                            each of Westin Hotel Company and U.S.
                            Franchise Systems. Mr. Sternlicht is on the
                            Board of Governors of NAREIT and is a member
                            of the Urban Land Institute and of the
                            National Multi- Family Housing Council. Mr.
                            Sternlicht is a member of the Board of
                            Directors of the Council for Christian and
                            Jewish Understanding, is a member of the Young
                            Presidents Organization and is on the Board of
                            Directors of Junior Achievement for Fairfield
                            County, Connecticut.
Bruce M. Ford (57)          President of FST Management Corporation and        September 1983
                            President and Managing Partner of F.K.B.
                            Management Corporation, hotel and restaurant
                            management companies, since January 1988, and
                            a member of Gibson 25 Associates, LLC., a
                            hotel developer, since March 1995. President
                            of Ford Management Corporation, a hotel/motel
                            management and development company, since June
                            1988. Prior to that time, Mr. Ford was Senior
                            Vice President of Operations of Ramada Inns.
Earle F. Jones (70)         Chairman of the Board of Directors of the          September 1985
                            Corporation since February 1989. Co-Chairman
                            since 1988 of MMI Hotel Group, a hotel
                            company. From 1967 to 1968, Mr. Jones was
                            President of the International Association of
                            Holiday Inns and served two terms as a
                            director. Mr. Jones is a Trustee and Chairman
                            of Communications Improvement Trust, whose
                            beneficiaries are public broadcasting and
                            Tougaloo College Trust, a member of the Board
                            of Trustees for Millsaps College and the
                            Catholic Foundation and Co-Chairman of the
                            Mississippi Olympic Committee. Mr. Jones is a
                            general partner of Orlando Plaza Suite Hotel,
                            Ltd-A which filed a petition under Chapter 11
                            of the U.S. Bankruptcy Code in May 1996.

                                                                              DIRECTOR/MANAGEMENT
                                                                               COMMITTEE MEMBER
       NAME AND AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE            SINCE
--------------------------  ----------------------------------------------    -------------------
Graeme W. Henderson (63)    Chairman of the Trust from July 1989 to Decem-     September 1986
                            ber 1994 and Trustee of the Trust from Septem-
                            ber 1986 to December 1994. He has been a
                            private investor since January 1990. Prior to
                            January 1990, Mr. Henderson was President of
                            Henderson Consulting, Inc., a private
                            financial consulting firm. Mr. Henderson has
                            been President of Capstan, Inc. (formerly
                            Seymour, Inc.), a manufacturer of machine tool
                            controls, since 1982. Mr. Henderson is
                            currently a director of Capital Southwest
                            Corporation.
Daniel W. Yih (38)          A general partner of Chilmark Partners, L.P.         August 1995
                            since June 1995. Mr. Yih served as interim
                            Chief Financial Officer of Midway Airlines
                            (from September 1995 to December 1995),
                            President of Merco-Savory, Inc., a
                            manufacturer of food preparation equipment
                            (from March 1995 to June 1995) and as a senior
                            executive of Welbilt Corporation (from
                            September 1993 to March 1995). Prior to that
                            time, Mr. Yih served as an associate of
                            Kohlberg & Co.

Messrs. Ford and Henderson have indicated that upon the receipt of Gaming Approval by the six Directors who have not yet received Gaming Approval, they intend to resign as Directors. At such time the Board of Directors intends to fix the size of the Board at seven.

VOTES REQUIRED

     Each stockholder of the Corporation (or such stockholder's proxy) entitled to vote upon the election of Directors is entitled to cast one vote for each Corporation Share held of record on the Corporation Record Date and Directors shall be elected by a plurality of votes cast. Consequently, votes that are withheld in the election of Directors and broker non-votes will not affect the outcome of the election of Directors of the Corporation.

BOARD COMMITTEES

     The Board of Trustees and the Board of Directors have each established Executive, Audit, Compensation and Option Committees, the principal functions of which are described below.

     To the extent permitted by law, the Executive Committee is authorized to exercise the power of the applicable Board with respect to the management of the business and affairs of the Trust and the Corporation, as the case may be, between meetings of the Board, except that the Executive Committee of the Corporation may not declare dividends or distributions on stock, issue stock, recommend to the stockholders any action which requires stockholder approval, adopt, amend or repeal the Corporation's By-laws, or approve any merger or share exchange which does not require shareholder approval. During 1995, the Executive Committees of the Trust and the Corporation met one time each. The Executive Committee of the Board of Trustees is currently comprised of Messrs. Sternlicht and Grose and the Executive Committee of the Management Committee is currently comprised of Messrs. Sternlicht and Eilian.

     The Audit Committee has the following powers, duties and functions: (i) to select the firm of independent public accountants to audit the financial statements of the Trust and of the Corporation and its subsidiaries, subject to the approval of the applicable Board, (ii) to discuss with such independent accountants the scope and results of their audit, (iii) to discuss with such independent public accountants, and with management, the financial accounting and reporting principles, policies and practices and the adequacy of the accounting, financial and operating controls and (iv) to report to the applicable Board with respect to the foregoing, at such times and in such manner as such Board shall determine. During 1995, the Audit Committees of the Trust and the Corporation met four times each. The Audit Committee of the Board of Trustees is currently comprised of Messrs. Quazzo, Stern and Simms, who serves as chairman, and the Audit Committee of the Management Committee is currently comprised of Messrs. Leven, Jones and Yih, who serves as chairman.

     The Compensation Committee has the authority to make recommendations to the applicable Board with respect to the salaries and other compensation to be paid to the executive officers and administers the employee benefit plans other than the option plans. During 1995, the Compensation Committees of the Trust and the Corporation met two times each. The Compensation Committee of the Board of Trustees is currently comprised of Messrs. Sternlicht, Grose and Simms, who serves as chairman, and the Compensation Committee of the Management Committee is currently comprised of Messrs. Sternlicht, Chapus and Jones, who serves as chairman.

     The Option Committee administers the option plan of the Trust or the Corporation, as the case may be, and, if the Trust LTIP and the Corporation LTIP are approved by shareholders of the Trust and stockholders of the Corporation, the respective Option Committees of the Boards of the Trust and the Corporation would administer the LTIPs. See "Approval of Long Term Incentive Plans." During 1995, the Option Committees of the Trust and the Corporation met two times each. The Option Committee of the Board of Trustees is currently comprised of Messrs. Duncan, Stern and Quazzo, who serves as chairman, and the Option Committee of the Management Committee is currently comprised of Messrs. Chapus, Leven and Yih, who serves as chairman.

     In connection with the settlement in 1994 of certain shareholder litigation, the Board of Trustees and the Board of Directors have established a joint transaction committee of independent Trustees and Directors to make recommendations to those Boards with respect to any transaction proposed by management having a fair market value of $20 million or more.

     During 1995, the Board of Trustees held 18 meetings and the Board of Directors held 18 meetings. No Trustee or Director attended fewer than 75 percent of the total meetings of the Board and all committees thereof on which such Trustee or Director served, except for Messrs. Simms, Duncan, Stern, and Chapus.

COMPENSATION OF TRUSTEES AND DIRECTORS

     Each Trustee or Director who is not also an employee of either the Trust or the Corporation is entitled to annual trustee's or director's fees of $25,000 per annum (the "Annual Fee") and is reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Trustees or the Board of Directors. Subject to obtaining shareholder approval of the Trust LTIP and the Corporation LTIP, at least 50% of the Annual Fee will be payable in Paired Shares (or a greater percentage at the election of the Trustee or Director) and the number of options awarded on June 30 of each year will be reduced from 6,000 Paired Shares to 3,000 Paired Shares. The Chairman of each Board receives an additional fee of $2,500 per year. In addition, each non-employee Trustee or Director receives a fee of $750 for each meeting in which he participates (or, in the case of telephonic meetings, $500) and a fee of $500 for each committee meeting in which he participates ($1,000 per meeting for committee chairmen).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Starwood Lodging's Trustees, Directors and executive officers, and persons who own more than ten percent of a registered class of Starwood Lodging's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Paired Shares and other equity securities of Starwood Lodging. Trustees, Directors, officers and greater than ten percent shareholders are required to furnish Starwood Lodging with copies of all Section 16(a) forms they file.

     To Starwood Lodging's knowledge, based solely on a review of the copies of such reports furnished to Starwood Lodging and written representations that no other reports were required, during the fiscal year ended December 31, 1995, all
Section 16(a) filing requirements applicable to its Trustees, Directors, officers and greater than ten percent beneficial owners were complied with; except that one report, covering one transaction involving the purchase of Paired Shares, was filed late by Mr. Goldman, an officer and Trustee of the Trust.

                     APPROVAL OF LONG TERM INCENTIVE PLANS
GENERAL

     The Board of Trustees is proposing for approval by shareholders of the Trust the amendment and restatement of the existing 1995 Share Option Plan of the Trust as the Starwood Lodging Trust 1995 Long Term Incentive Plan (as so amended and restated, the "Trust LTIP") and the Board of Directors is proposing for approval by the stockholders of the Corporation the amendment and restatement of the existing 1995 Share Option Plan of the Corporation as the Starwood Lodging Corporation 1995 Long Term Incentive Plan (as so amended and restated, the "Corporation LTIP"). The Trust LTIP and the Corporation LTIP (together, the "LTIPs") are separate plans under which separate grants of awards ("Awards") may be granted. Reference is made to Exhibits A and B to this Joint Proxy Statement for the complete text of each of the LTIPs, which are summarized below.

     The purposes of each LTIP are (i) to align the interests of the shareholders of the Trust or the stockholders of the Corporation, as the case may be, and recipients of Awards under such LTIP by increasing the proprietary interest of such recipients in the growth and success of the Trust and the Corporation and (ii) to advance the interests of the Trust and the Corporation by attracting and retaining officers, key employees, consultants and advisers, as well as qualified persons for service as Trustees or Directors, as the case may be. Under each LTIP, non-qualified stock options, "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")), restricted stock awards and performance awards may be granted.

     The primary objective of the Board of Trustees of the Trust and the Board of Directors of the Corporation with respect to executive compensation is to establish programs which attract and retain key managers and align the compensation received by executive officers and other employees with the overall business strategies, values, performance and financial condition of Starwood Lodging and to the achievement of individual performance goals. To this end, the Board of Trustees of the Trust and the Board of Directors of the Corporation have each endorsed an executive compensation philosophy which includes the following considerations:

     - A "pay-for-performance" orientation that differentiates compensation results based upon corporate and individual performance;

     - An emphasis on stock incentives which vest over time as a significant component of total compensation in order to more closely align the interests of Starwood Lodging executives and other employees with the long-term interests of the shareholders;

     - An emphasis on total compensation vs. cash compensation, which motivates and rewards Starwood Lodging executives and other employees with total compensation (including incentive programs) at or above competitive levels if performance is superior;

     - Recognition that as an executive's level of responsibility increases, a greater portion of the total compensation opportunity should be based upon stock and other performance incentives and less on salary and employee benefits. (In this regard, the Board of Trustees of the Trust believes that the cash compensation for the Trust's Chief Executive Officer is significantly below the cash compensation received by CEOs of other comparable REITs and hotel companies);

     - An appropriate mix of short-term and long-term compensation which facilitates retention of talented executives who may have other opportunities and encourages stock ownership and capital accumulation by executives and other employees;

     - An appropriate distribution of Awards to senior executives and other members of Starwood Lodging's management team, and the expansion of the distribution of Awards to include property level executives and other personnel;

     - Recognition that since the 1995 Share Option Plans were adopted, Starwood Lodging's hotel portfolio has expanded from interests in 47 hotels with 9,400 rooms to 75 hotels with 19,400 rooms and its employee base has grown from approximately 2,300 employees to approximately 10,000 employees and the Corporation has heavily recruited important new executives with significant industry experience;

     - The unique paired share structure of Starwood Lodging requires comparison to executive compensation levels at hotel operating companies as well as other hotel REITs; and

     - During the period since January 1995, when Barry S. Sternlicht became the Chief Executive Officer of the Trust, Starwood Lodging has been the highest performing REIT in terms of total shareholder return and has grown from a market equity capitalization of $36 million to approximately $1.5 billion (See "Shareholder Return Performance").

     Accordingly, the Board of Trustees and the Compensation and Option Committees of the Trust, and the Board of Directors and the Compensation and Option Committees of the Corporation are currently proposing amendments of their respective stock option programs for senior management to provide incentive compensation for the creation of long-term shareholder value. The proposed programs involve, in addition to annual salary and bonuses, long-term incentives, including Paired Options to purchase Paired Shares and, upon shareholder approval of the LTIPs, will include awards of Paired Shares, which may be vested over time or based on performance criteria and cash awards in tandem with certain Paired Options in an amount equivalent to dividends paid on the Paired Shares during the applicable award period and based on performance criteria.

     The Board of Trustees of the Trust and the Board of Directors of the Corporation each believe that the proposed amendments to the existing option plans will enable the Trust and the Corporation to provide compensation packages including long-term incentive awards to their respective officers, key employees, trustees and directors that will better serve the goals of aligning the interests of such persons with those of the shareholders and advancing the interest of the Trust and the Corporation by attracting and retaining qualified persons to serve as officers, key employees, trustees and directors.

     The proposed amendments provide for some important changes to the existing plans, including the following revisions:

     - Expanding the aggregate number of Paired Shares available under the LTIPs from 8% of the total number of Paired Shares outstanding from time to time, after giving effect to the exchange of all Units for Paired Shares, to 11.5% of the total number of outstanding Paired Shares on November 21, 1996, after giving effect to the exchange of all Units for Paired Shares and the issuance of Paired Shares underlying all Paired Options and Restricted Stock Awards (each, as defined below) which may be granted under the LTIPs.

     - Removing the existing "evergreen" maximum for the option plans which provides for the automatic increase in the number of Paired Shares available under the plans in connection with the increase in the number of Paired Shares outstanding from time to time.

     - Providing for the grant of the following additional types of awards:
       Paired Shares that are subject to performance measures or restriction periods; and performance awards in tandem with certain Paired Options to be paid in cash subject to performance measures; each of which is described in more detail below.

     - Reducing the automatic annual grant of Paired Options to Trustees and Directors from 6,000 to 3,000 Paired Shares and providing for the Annual Fee of Trustees and Directors to be paid in Paired Shares, subject to each Trustee's and Director's option to receive up to half in cash.

     Neither the Trust nor the Corporation currently has an incentive plan that provides for the grant of Paired Shares or stock-based performance awards. The Trust and the Corporation each believes that it is important for it to have the ability to grant Paired Shares and performance awards in connection with the recruitment of well qualified senior management as well as in connection with the compensation of existing officers, key employees, consultants and advisers. Seven Trustees and three key employees, including officers of the Trust are eligible to participate in the Trust LTIP, and nine Directors and approximately 100 key employees, including officers, property level executives and other personnel of the Corporation are eligible to participate in the Corporation LTIP.

     The Board of Trustees recommends a vote FOR approval of the Trust LTIP and the Board of Directors recommends a vote FOR approval of the Corporation LTIP.

DESCRIPTION OF THE PLANS

     Administration. Each LTIP will be administered by a committee of the applicable Board (the "Committee") consisting of two or more trustees or directors who are not eligible to receive discretionary awards under such LTIP or any other plan of the Trust or the Corporation, as the case may be, or any of its affiliates, and at the election of the Board, are "outside directors" within the meaning of Section 162(m) of the Code. The Committee for the Trust is currently comprised of Messrs. Duncan, Quazzo and Stern and the Committee for the Corporation is currently comprised of Messrs. Chapus, Leven and Yih.

     Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and its four most highly compensated executive officers other than the chief executive officer. However, certain types of compensation paid to such executives are not subject to the $1 million deduction limit. One such type is "performance-based compensation." To qualify as performance-based compensation, the following requirements must be satisfied: (i) the performance goals are determined by a committee consisting solely of two or more "outside directors," (ii) the material terms under which the compensation is to be paid, including the performance goals, are approved by a majority of the corporation's stockholders, and (iii) the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made. Based on regulations issued by the United States Department of the Treasury which explain these requirements, certain compensation under the LTIPs, such as Paired Options exercisable at fair market value on the date of grant, is not expected to be subject to the $1 million deduction limit under Section 162(m) of the Code, but other compensation payable under the LTIPs is expected to be subject to such limit.

     Subject to the express provisions of the LTIPs, and except for Awards automatically granted to Trustees or Directors, each respective Committee will have the authority to select eligible officers, key employees, consultants, advisers and Trustees or Directors (as the case may be) who will receive Awards and determine all of the terms and conditions of each Award. Each Award will be evidenced by a written agreement containing such provisions not inconsistent with the applicable LTIP as the applicable Committee shall approve. Such agreements need not be identical. Each Committee will also have authority to establish rules and regulations for administering the applicable LTIP and to decide questions of interpretation or application of any provision of such LTIP. Subject to certain restrictions, each Committee may delegate some or all of its power and authority to administer the applicable LTIP to the Chief Executive Officer, Chief Operating Officer or other executive officer of the Trust or the Corporation, as the case may be.

     Available Shares. Under LTIPs, the aggregate number of Paired Shares available for grants of Awards shall (subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar event or change in capitalization) be 4,250,000 (eleven and one-half percent (11.5%) of the total number of issued and outstanding Paired Shares as of November 21, 1996, after giving effect to the issuance of Paired Shares upon the exchange of all outstanding limited partnership units

("Units") of the Realty Partnership (as defined below) and the Operating Partnership and the issuance of Paired Shares underlying all Paired Options and Restricted Stock Awards which may be granted under the LTIPs).

     To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of Paired Shares with respect to which Awards may be granted to any person during 1996 is 1,250,000, and during any calendar year commencing with 1997 is 600,000, in each case subject to adjustment as described above.

     Effective Date, Termination and Amendment. If approved by shareholders of the Trust, the Trust LTIP will become effective as of August 12, 1996 and if approved by stockholders of the Corporation, the Corporation LTIP will become effective as of August 12, 1996 (August 12, 1996 was the closing date of the most recent public offering of Paired Shares by the Trust and the Corporation). Each LTIP will terminate on June 29, 2005 (ten years after its original effective date), unless terminated earlier by the applicable Board. The applicable Board may amend the LTIP at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation and provided that no amendment may be made without stockholder approval if such amendment would, among other things, (i) change the persons eligible to participate in such LTIP or (ii) change the maximum number of Paired Shares available under such LTIP.

     Stock Options -- General. Pursuant to an Agreement dated June 25, 1980, as amended, between the Corporation and the Trust, all outstanding Corporation Shares and Trust Shares are paired on a one-for-one basis and trade together as Paired Shares. Accordingly, each option to Purchase Corporation Shares shall be paired with an option to purchase an equal number of Trust Shares (together, a "Paired Option"). Each Committee will determine the conditions to the exercisability of a Paired Option granted under the LTIP which such Committee administers. Upon exercise of a Paired Option, including a Paired Option which is comprised in part of an incentive stock option (an "Incentive Paired Option"), the purchase price may be paid in cash or by delivery of previously owned Paired Shares. Certain terms of a Paired Option (including certain terms relating to the exercisability of a Paired Option described below under "NonQualified Paired Options" and "Incentive Paired Options") may be modified in the agreement entered into in connection with the grant of such Paired Options. Without the approval by the shareholders of the Trust and the stockholders of the Corporation, outstanding Paired Options may not be amended to reduce their exercise price (a "Repricing") to the extent that such Repricing, when added together with all prior Repricings respecting Paired Options previously exercised or then outstanding, would affect more than 212,500 Paired Shares (which is 5% of the total number of Paired Shares initially available for grants of Awards under the LTIPs).

     Non-Qualified Paired Options. The number of Paired Shares subject to a Paired Option, the exercise price per Paired Share which may not be less than the fair market value on the date of grant and the period for the exercise of a non-qualified Paired Option will be determined by the applicable Committee.

     In the event of a termination of employment or service by reason of death or disability, or involuntary termination by Starwood Lodging without cause, each non-qualified Paired Option will become fully vested and will be exercisable for a period of no more than one year after the date of such termination, but in no event after the expiration of such Paired Option. In the event of a termination of employment or service for "cause" (which is defined as embezzlement or misappropriation of funds or other assets, other acts of dishonesty, significant activities harmful to the reputation of the Corporation or the Trust, willful refusal to perform or substantial disregard of the duties properly assigned to the holder (other than as a result of disability), significant violation of any statutory or common law duty of loyalty to the Corporation or the Trust or a material breach by the holder of the holder's employment agreement, if any) each non-qualified Paired Option will terminate on the date of such termination. In the event of a termination of employment or service for any other reason each non-qualified Paired Option to the extent vested on that date may thereafter be exercised for a period of three months after the date of such termination but in no event after the expiration of such Paired Option. If a holder dies during the one-year period following termination of employment or service by reason of disability, or involuntary termination by Starwood Lodging without cause, each non-qualified Paired Option may thereafter be exercised for a period of no less than three months from the date of death but in no event after the expiration of such Paired Option.

     Incentive Paired Options. The number of Paired Shares subject to a Paired Option, the exercise price per Paired Share and the period for the exercise of an incentive Paired Option will be determined by the applicable Committee; provided that no incentive Paired Option will be exercisable more than ten years after its date of grant, except that if the recipient of the incentive Paired Option owns greater than ten percent of the voting power of all shares of capital stock of the Trust and the Corporation, as the case may be (a "ten percent holder"), in which case the Paired Option will be exercisable for no more than five years after its date of grant; and provided further that the exercise price of an incentive Paired Option will not be less than the fair market value of a Trust Share or Corporation Share, as the case may be, on the date of grant of such Paired Option, except that if the recipient of the incentive Paired Option is a ten percent holder, in which case the exercise price will be the price required by the Code, currently 110% of fair market value.

     In the event of a termination of employment by reason of death, permanent and total disability (as defined in Section 22(e)(3) of the Code) or involuntary termination by Starwood Lodging without cause, incentive Paired Options will become fully exercisable for a period of no more than one year after such termination, but in no event after the expiration of the incentive Paired Option. In the event of a termination of employment for "cause", each incentive Paired Option will terminate on the date of such termination. In the event of a termination of employment for any other reason, each incentive Paired Option will be exercisable to the extent vested on the date of termination for a period of three months after such termination, but in no event after the expiration of such incentive Paired Option. If the holder of an incentive Paired Option dies during the one-year period following termination of employment by reason of permanent and total disability, or during the three-month period following termination of employment for any reason other than permanent and total disability or "cause", each incentive Paired Option will be vested to the extent that such incentive Paired Option was exercisable on the date of the holder's death, and may thereafter be exercised for a period of three months from the date of death, but in no event after the expiration of such incentive Paired Option.

     Paired Share Awards. Each Committee will determine the conditions, if any, to which an Award of Paired Shares shall be subject. The terms of each such Award, including whether the Award is an award of Paired Shares that are subject to a restriction period and/or performance measures (a "Restricted Stock Award") will be set forth in the agreement relating to such Award. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, the holder of such award shall have all rights of a stockholder of the Corporation and Trust, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Paired Shares.

     Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, in the event of termination of employment or service by reason of death, disability or involuntary termination without "cause", the restriction period terminates and the performance measures, if any, are to be computed through the date of such termination. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, in the event of termination of employment or service for any reason other than death, disability or involuntary termination without "cause", the portion of such award that is subject to a restriction period or performance measure on the date of such termination shall be forfeited.

     In connection with the acquisition of a portfolio of eight upscale and luxury full-service hotels containing 3,141 total rooms from an institutional seller (the "Institutional Portfolio") in August 1996, the Trust made a one-time grant to Starwood Capital Group, L.L.C. of a Restricted Stock Award of 167,247 Paired Shares. In doing so, the Board of Trustees took into account the efforts of Starwood Capital personnel in evaluating and pursuing strategic opportunities for the Trust and the significant value and importance of Starwood Capital to the success of Starwood Lodging; and the Board believes that the acquisition of the Institutional Portfolio was quite beneficial to the Trust. In connection with the granting of such Award the Board of Trustees and the Board of Directors indicated that no acquisition fees would be paid to Starwood Capital in the future. In connection with the grant of such Restricted Stock Award and upon shareholder approval of the LTIPs, effective August 12, 1996, Starwood Lodging's reimbursement arrangement with Starwood Capital would be changed so as to eliminate reimbursement for internal costs of Starwood Capital for any services of senior management of Starwood Capital (subject to the existing annual limitation of $250,000 for services of employees of Starwood Capital other than such senior management) and after one year, for any services of any employee of Starwood Capital. In addition, the Trust and the Corporation have granted Restricted Stock Awards of 167,004 Paired Shares to certain senior executives of the Trust and the Corporation. See "-- Awards Granted Under the Long Term Incentive Plans." All such Restricted Stock Awards are subject to shareholder approval of the LTIPs.

     Performance Awards. Each Committee will determine the terms and conditions, if any, to which an award of a right, contingent upon the attainment of specified performance measures within a specified performance period, to receive a payment in cash (a "Performance Award") shall be subject. Performance Awards may be granted only in tandem with Paired Options concurrently or previously granted under the applicable LTIP and will apply to all or such portion of the Paired Shares subject to such Paired Options as designated by the Committee. The performance period and performance measure applicable to any Performance Award will be designated by the applicable Committee, but in the absence of such designation, the performance period will be the five-year period commencing on August 12, 1996 (the effective date of the LTIP if approved by the shareholders of the Trust and stockholders of the Corporation) and the performance measure will be a 15% per annum compounded increase in the fair market value of an investment in Paired Shares on August 12, 1996 at the then fair market value per Paired Share plus all dividends and distributions paid with respect to Paired Shares subsequent to such date and assuming reinvestment in additional Paired Shares of all such dividends and distributions (the "Base Performance Measure"). Performance Awards will vest upon satisfaction of the performance measures for the specified performance period and will be settled in cash to the extent that both the applicable Paired Option has been exercised and the performance period has expired. The cash amount will be the sum (without interest or compounding) of all dividends and distributions per Paired Share during the performance period and thereafter through the date of any subsequent exercise of the applicable Paired Options multiplied by the number of Paired Shares purchased upon exercise of the applicable Paired Option.

     In the event of termination of employment or service by reason of death, disability or involuntary termination without "cause", then the performance period will be deemed to expire on the date of such termination and the performance measures will be computed for the performance period through such date and the Performance Award settled as and when the applicable Paired Options are exercised if the performance measures for such shortened performance period have been satisfied. In the event of termination of employment or service for any reason other than death, disability or involuntary termination without "cause", then the Performance Award shall be cancelled. Performance Awards have been granted to certain senior executives of the Trust and the Corporation. See "-- Awards Granted Under the Long Term Incentive Plans."

     In the event of a change of control (which includes the acquisition by a person of 51% or more of the then outstanding Paired Shares (after giving effect to the exchange of limited partnership Units of the Realty Partnership and Operating Partnership for Paired Shares); a change in the composition of a majority of the members of the Board of Trustees of the Trust or the Board of Directors of the Corporation, as the case may be, from that in effect on January 1, 1997, unless such change is with the approval of the majority of the then existing Board and is not in connection with a material transaction affecting the Trust or the Corporation; consummation of a reorganization, merger or consolidation, sale or other similar corporate transaction; or approval by the shareholders of the Trust or the stockholders of the Corporation of a plan of complete liquidation or dissolution), Paired Options will immediately become fully exercisable for their remaining term and Restricted Stock Awards under the LTIPs will immediately vest in full. In addition, in the event of a change of control, the performance period for Performance Awards will expire and the performance measures will be computed through the date of such change of control and the applicable Performance Award will be settled on the date of such change in control or if later, upon exercise of the applicable Paired Options.

     The Board of Trustees of the Trust and the Board of Directors of the Corporation have awarded Performance Awards relating to an aggregate of 1,367,000 Paired Shares underlying Paired Options. The Performance Measure of each such Performance Award is the Base Performance Measure. In the event the required increase is achieved, then the holders of the applicable Paired Options would receive upon their exercise after the end of the measuring period an amount in cash equal to the dividends and distributions per Paired Share subsequent to August 12, 1996. The Board of Trustees of the Trust and the Board of Directors of the Corporation believe that the five year "cliff" vesting nature of these Performance Awards should help Starwood Lodging retain important executive personnel.

     Trustee and Director Options and Paired Share Awards. Under the existing option plans, on June 30 of each year, each non-employee Trustee and Director is automatically granted non-qualified Paired Options to purchase 6,000 Paired Shares at an exercise price per Paired Share equal to the fair market value of a Paired Share on the date of grant. Such Paired Options are fully exercisable on the date of grant and expire ten years after the date of grant (notwithstanding termination of service as a Trustee or Director, as the case may be, for any reason prior to ten years after the date of grant). If a Trustee or Director dies while a Paired Option granted to such Trustee or Director is outstanding, such Paired Option may be exercised until and including the expiration of the Paired Option. Pursuant to the Trust LTIP and the Corporation LTIP, upon approval of the LTIPs by the shareholders, automatic annual grants will be reduced to nonqualified Paired Options to purchase 3,000 Paired Shares.

     Subject to the approval by the shareholders of the Trust of the Trust LTIP and the approval by the stockholders of the Corporation of the Corporation LTIP, during each calendar year commencing with 1997, each Trustee and Director who is not an employee of the Trust or the Corporation or any of their subsidiaries on the last day of March, July, September and December will be awarded, on a current or deferred basis at the election of each Trustee and Director, a number of Paired Shares equal to one-quarter of the Annual Fee divided by the fair market value of a Paired Share on the immediately preceding December 31; provided that the number of Paired Shares issued in payment of such Annual Fee may be reduced, to the extent that such Trustee or Director indicates in advance his or her election to receive cash (of no more than $12,500) in lieu of Paired Shares.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the U.S. federal income tax consequences of awards made under each LTIP.

     Paired Options. A participant will not recognize any income upon the grant of a Paired Option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a non-qualified Paired Option equal to the excess of the fair market value of the shares purchased over exercise price, and the Corporation or Trust, as the case may be, will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive Paired Option to the extent such option is an option to purchase shares of the participant's employer. If such shares acquired by exercise of an incentive Paired Option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Corporation or Trust, as the case may be, will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Corporation or Trust, as the case may be, will be entitled to a corresponding deduction.

     Restricted Stock Awards. A participant will not recognize taxable income at the time of the grant of a Restricted Stock Award, and the Corporation or Trust, as the case may be, will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at the time such Restricted Stock Award is granted. If such election is not made, the participant will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the Paired Shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions is deductible by the Corporation or Trust, as the case may be, as compensation expense, except to the extent the limit of section 162(m) of the Code applies. In addition, a participant receiving dividends with respect to Paired Shares subject to a Restricted Stock Award for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation (subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid and the Corporation or Trust, as the case may be, will be entitled to a corresponding deduction, except to the extent the limit of section 162(m) of the Code applies.

     Performance Awards. A participant will not recognize taxable income upon the grant of a Performance Award, and the Corporation or Trust, as the case may be, will not be entitled to a tax deduction at such time. Upon the settlement of a Performance Award, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) in an amount equal to the cash paid to the participant, and the Corporation or Trust, as the case may be, will be entitled to a corresponding deduction, except to the extent the limit of section 162(m) of the Code applies.

AWARDS GRANTED UNDER THE LONG TERM INCENTIVE PLANS

     Restricted Stocks Awards of 343,056 Paired Shares and Paired Options to purchase 1,225,000 Paired Shares, were granted as of August 12, 1996 (the effective date of each LTIP if approved by the shareholders of the Trust and stockholders of the Corporation, respectively) and thereafter through November 17, 1996. The following table sets forth the number of Paired Shares underlying Awards which have been granted under the LTIPs to Trustees, Directors and officers of the Trust and the Corporation as of November 17, 1996. All Awards of Paired Options with Performance Awards, Restricted Stock Awards and Performance Awards relating to outstanding Paired Options were granted subject to the approval of the Trust LTIP by the shareholders of the Trust and the approval of the Corporation LTIP by the stockholders of the Corporation.

                                                              NUMBER OF PAIRED
                                                              SHARES UNDERLYING     NUMBER OF PAIRED
                                                                   PAIRED           SHARES UNDERLYING
                     NAME AND POSITION                           OPTIONS(13)          OTHER AWARDS
------------------------------------------------------------  -----------------     -----------------
AWARDS GRANTED UNDER TRUST LTIP:
  Barry S. Sternlicht.......................................        650,000(1)(12)        30,000(3)
                                                                    300,000(2)(12)
  Steven R. Goldman.........................................         60,000(4)            25,000(5)
  Ronald C. Brown...........................................         57,000(6)            15,000(5)
  All Current Executive Officers of the Trust, as a Group...      1,067,000               70,000
  All Current Trustees who are not Executive Officers of the
     Trust, as a group......................................
  All Employees of the Trust, including all Current Officers who are not Executive Officers of the Trust, as a
     Group..................................................
  Starwood Capital Group, L.L.C.............................                             167,247(7)
AWARDS GRANTED UNDER CORPORATION LTIP:
  Eric A. Danziger..........................................        200,000(8)            66,815(9)
  Theodore W. Darnall.......................................        100,000(10)           30,189(11)
  All Current Executive Officers of the Corporation, as a
     Group..................................................        300,000               97,004
  All Current Directors who are not Executive Officers of
     the Corporation, as a Group............................
  All Employees of the Corporation, including all Current
     Officers who are not Executive Officers of the
     Corporation, as a Group................................        100,000                8,805

---------------

 (1) Includes Paired Options for 650,000 Paired Shares that will become exercisable as to one-third of such amount on August 12, 1997, as to an additional one-third of the amount on August 12, 1998 and as to the remaining amount on August 12, 1999. Performance Awards were also granted relating to the 650,000 Paired Shares subject to such Paired Options.

 (2) Includes Paired Options for 300,000 Paired Shares that will become exercisable over five years as follows: as to one-fourth of such amount on August 12, 1998, as to an additional one-fourth of the amount on each of August 12, 1999 and August 12, 2000 and as to the remaining amount on August 12, 2001. Performance Awards were also granted relating to the 300,000 Paired Shares subject to such Paired Options.

 (3) Includes two Restricted Stock Awards in the form of warrants to purchase 15,000 Paired Shares each, granted February 21, 1996, at an exercise price of $1.00 per Paired Share. One warrant was exercisable immediately (the "1996 Warrant") and one is exercisable only after January 1, 1997 (the ("1997 Warrant"). Any Paired Shares purchased upon exercise of such a warrant will vest ratably over the balance of the year in which that warrant first became exercisable, to the extent Mr. Sternlicht has not theretofore resigned or been discharged for "cause." Exercise of the 1997 Warrant is also subject to the condition that Mr. Sternlicht not have previously resigned or been discharged for "cause." All Paired Shares purchased upon exercise of either the 1996 Warrant or the 1997 Warrant are non-transferable prior to February 21, 1998.

 (4) Includes Paired Options for 25,000 Paired Shares that will become exercisable over five years as follows: as to one-fourth of such amount on August 12, 1998, as to an additional one-fourth of the amount on each of August 12, 1999 and August 12, 2000 and as to the remaining amount on August 12, 2001; and Paired Options for 35,000 Paired Shares with an exercise price of $33 per Paired Share (the fair market value on the date of grant) that will become exercisable as to one-third of such amount on April 30, 1997, as to an additional one-third of such amount on April 30, 1998 and as to the remaining amount on April 30, 1999. Performance Awards were also granted relating to the 25,000 Paired Shares subject to Paired Options granted under the Trust LTIP and the 35,000 Paired Shares subject to Paired Options granted during 1996 under the existing share option plans.

 (5) Includes a Restricted Stock Award of 25,000 Paired Shares as to Mr. Goldman and 15,000 Paired Shares as to Mr. Brown that vests as to one-third of such amount on August 12, 1997, as to an additional one-third of such amount on August 12, 1998, and as to the remaining amount on August 12, 1999.

 (6) Includes Paired Options for 25,000 Paired Shares that will become exercisable over five years as follows: as to one-fourth of such amount on August 12, 1998, as to an additional one-fourth of the amount on each of August 12, 1999 and August 12, 2000 and as to the remaining amount on August 12, 2001; and Paired Options for 32,000 Paired Shares with an exercise price of $33 per Paired Share (the fair market value on the date of grant) that will become exercisable as to one-third of such amount on April 30, 1997, as to an additional one-third of such amount on April 30, 1998 and as to the remaining amount on April 30, 1999. Performance Awards were also granted relating to the 25,000 Paired Shares subject to Paired Options granted under the Trust LTIP and the 32,000 Paired Shares subject to Paired Options granted during 1996 under the existing share option plans.

 (7) Includes a one-time Restricted Stock Award of 167,247 Paired Shares granted in connection with the acquisition of the Institutional Portfolio in August 1996 that vests as to two-thirds of such amount on August 12, 1997 and as to the remaining amount on August 12, 1998 (See "Description of the Plans -- Paired Share Awards").

 (8) Includes Paired Options for 75,000 Paired Shares that will become exercisable over five years as follows: as to one-fourth of such amount on August 12, 1998, as to an additional one-fourth of the amount on each of August 12, 1999 and August 12, 2000 and as to the remaining amount on August 12, 2001, and Paired Options for 125,000 Paired Shares with an exercise price of $36.75 per Paired Share (the fair market value on the date of grant) that will become exercisable as to one-third of such amount on June 27, 1997, as to an additional one-third of such amount on June 27, 1998 and as to the remaining amount on June 27, 1999. Performance Awards were also granted relating to the above 75,000 Paired Shares subject to Paired Options granted under the Corporation LTIP and the 125,000 Paired Shares subject to Paired Options granted during 1996 under the existing share option plans.

 (9) Includes a Restricted Stock Award pursuant to an employment agreement of 66,815 Paired Shares, that vests as to one-third of such amount on July 8, 1997, as to an additional one-third of such amount on July 8, 1998, and as to the remaining amount on July 8, 1999.

(10) Includes Paired Options for 50,000 Paired Shares that will become exercisable as to one-forth of such amount on August 12, 1998, as to an additional one-fourth of the amount on each of August 12, 1999 and August 12, 2000 and as to the remaining amount on August 12, 2001; and Paired Options for 50,000 Paired Shares with an exercise price of $33.125 per Paired Share (the fair market value on the date of grant) that will become exercisable as to one-third of such amount on April 26, 1997, as to an additional one-third of such amount on April 26, 1998 and as to the remaining amount on April 26, 1999. Performance Awards were also granted relating to the 50,000 Paired Shares subject to Paired Options granted under the Corporation LTIP and the 50,000 Paired Shares subject to Paired Options granted during 1996 under the existing share option plans.

(11) Includes a Restricted Stock Award pursuant to an employment agreement of 30,189 Paired Shares, which Paired Shares vest as to one-third of such amount on May 9, 1997, as to an additional one-third of such amount on May 9, 1998, and as to the remaining amount on May 9, 1999.

(12) Mr. Sternlicht has indicated that he intends to share the economic benefit of a portion of the Paired Shares underlying these Paired Options with employees of Starwood Capital.

(13) Unless otherwise noted, all Paired Options were granted as of August 12, 1996 at an exercise price $35 7/8 per Paired Share (the fair market value of a Paired Share on that date).

VOTES REQUIRED

     Each shareholder of the Trust (or such shareholder's proxy) entitled to vote upon the approval of the Trust LTIP shall be entitled to cast one vote for each Trust Share held of record on the Trust Record Date and each stockholder of the Corporation (or such stockholder's proxy) entitled to vote upon the approval of the Corporation LTIP shall be entitled to cast one vote for each Corporation Share held of record on the Corporation Record Date. Approval of the Trust LTIP requires the affirmative vote of the holders of a majority of the Trust Shares cast (in person or by proxy) at the Trust Meeting and approval of the Corporation LTIP requires the affirmative vote of the holders of a majority of the Corporation shares cast (in person or by proxy) at the Corporation Meeting. Consequently, shares which are voted to abstain from voting on the approval of either of the LTIPs and broker non-votes will not affect the outcome of the vote upon the approval of such LTIP.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information as of November 7, 1996, regarding the beneficial ownership of the Paired Shares by (i) each person known by the Trust and the Corporation to be the beneficial owner of more than five percent of the Paired Shares, (ii) each director and executive officer of the Corporation and (iii) each trustee and executive officer of the Trust. Each beneficial owner has sole voting and investment power with respect to all Paired Shares beneficially owned, except as otherwise set forth in the notes to the table.

                                                                      PAIRED SHARES
                                                                  BENEFICIALLY OWNED(1)
                                                                 ------------------------
                                                                               PERCENT OF
               NAME AND ADDRESS OF BENEFICIAL OWNER(16)          AMOUNT(17)     CLASS(1)
        -------------------------------------------------------  ---------     ----------
        FMR Corp...............................................  1,795,255(2)      6.7%(2)
        Starwood Capital Group, L.L.C., its affiliated entities
          and Barry S. Sternlicht..............................  2,320,137(3)      8.0%
        Eric A. Danziger.......................................     66,815(4)         (5)
        Theodore W. Darnall....................................     31,189(6)         (5)
        Jeffrey C. Lapin.......................................     41,444(7)         (5)
        Ronald C. Brown........................................     34,333(8)         (5)
        Kevin E. Mallory.......................................      1,000(9)         (5)
        Graeme W. Henderson....................................     13,462(10)        (5)
        Bruce M. Ford..........................................     13,222(11)        (5)
        Earle F. Jones.........................................     17,165(12)        (5)
        Bruce W. Duncan........................................     20,666(12)        (5)
        Stephen R. Quazzo......................................     12,965(12)        (5)
        Madison F. Grose.......................................     31,067(13)        (5)
        William E. Simms.......................................     12,100(12)        (5)
        Daniel H. Stern........................................     12,000(12)        (5)
        Daniel W. Yih..........................................     14,074(12)        (5)
        Jean-Marc Chapus.......................................     13,000(12)        (5)
        Steven R. Goldman......................................     46,333(14)        (5)
        Michael A. Leven.......................................     12,000(12)        (5)
        Jonathan D. Eilian.....................................     30,667(13)        (5)
        All Trustees, Directors and Officers as a Group........  2,743,639(15)        (5)

---------------

 (1) Based on the number of Paired Shares outstanding on November 7, 1996.

 (2) The business address for FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. Based on information contained in Amendment No. 1 to
     Schedule 13G dated February 14, 1996, 1,472,389 Paired Shares are held by Fidelity Management & Research Company (a wholly owned subsidiary of FMR Corp.) and 322,866 Paired Shares are held by Fidelity Management Trust Company (a wholly owned subsidiary of FMR Corp.). FMR Corp. has sole voting power with respect to 316,266 Paired Shares and dispositive power with respect to all of these Paired Shares.

 (3) The business address for Starwood Capital and Mr. Sternlicht is c/o Starwood Capital Group, L.P., Three Pickwick Plaza, Suite 250, Greenwich, Connecticut 06830. Based on information contained in Amendment No. 1 to
     Schedule 13D dated January 23, 1996, filed by Starwood Capital, Barry S. Sternlicht and the following Starwood Capital entities: Berl Holdings, L.P., Starwood Apollo Hotel Partners VIII, L.P., Starwood-Apollo Hotel Partners IX, L.P., Starwood-Nomura Hotel Investors, L.P., Starwood/Wichita Investors, L.P., Starwood-Huntington Partners, L.P., Woodstar Partners I, L.P., Firebird Consolidated Partners, L.P. Starwood Opportunity Fund II, L.P. ("SOFI-II"), Berl Holdings I, Inc., SAHI, Inc., SNHI, Inc., BSS Capital Partners, L.P., Sternlicht Holdings II, Inc., and SRL

     Holdings, Inc. Mr. Sternlicht has sole power to vote and dispose of 30,000 Paired Shares held by him. SOFI II beneficially owns 49,933 Paired Shares. SOFI-II and Mr. Sternlicht have the power to vote and dispose of such Paired Shares. Starwood Capital entities hold units in the Realty Partnership and the Operating Partnership which are, subject to the 8.0% Paired Share ownership limit exchangeable for an aggregate of 5,943,576 Paired Shares (approximately 18.2% of the outstanding Paired Shares after such exchange). Mr. Sternlicht also owns 15,000 Paired Shares, which are subject to the terms of a Restricted Stock Award in the form of a warrant that he exercised in February 1996, and may not be transferred prior to February 1998, an additional 15,000 Paired Shares, which are subject to the terms of a second Restricted Stock Award in the form of a warrant that becomes exercisable on January 1, 1997 and may not be transferred prior to February 1998, and 149,000 Paired Shares subject to presently exercisable Paired Options. Such Amendment No. 1 to
     Schedule 13D reports that because of the 8.0% ownership limit, the Starwood Capital entities cannot beneficially own more than 8.0% of the outstanding Paired Shares. The amount beneficially owned and the percent of class assumes that Starwood Capital entities exchange units for Paired Shares to the maximum extent permitted within the ownership limit provision; provided, however, that prior to receipt of any required Gaming Approval, Starwood Capital's ownership of Paired Shares may not exceed 4.9% of the outstanding Paired Shares.

 (4) Includes 66,815 Paired Shares subject to a Restricted Stock Award.

 (5) Less than 1%.

 (6) Includes 30,189 Paired Shares subject to a Restricted Stock Award.

 (7) Mr. Lapin's business address is 8439 Sunset Blvd., West Hollywood, California 90069. Includes 39,277 Paired Shares subject to presently exercisable options and 2,166 Paired Shares owned in a pension plan of which Mr. Lapin is sole trustee and beneficiary.

 (8) Includes 15,000 Paired Shares subject to a Restricted Stock Award and 18,333 Paired Shares subject to presently exercisable options.

 (9) Includes 1,000 Paired Shares subject to presently exercisable options.

(10) Includes 850 Paired Shares owned in a Keogh Plan and 12,000 Paired Shares subject to presently exercisable options.

(11) Includes 57 Paired Shares owned by Mr. Ford's wife and 12,000 Paired Shares subject to presently exercisable options.

(12) Includes 12,000 Paired Shares subject to presently exercisable options.

(13) Includes 28,667 Paired Shares subject to presently exercisable options.

(14) Includes 25,000 Paired Shares subject to a Restricted Stock Award and 19,333 Paired Shares subject to presently exercisable options.

(15) Includes 404,277 Paired Shares that may be acquired upon the exercise of presently exercisable options, and 167,004 Paired Shares subject to Restricted Stock Awards.

(16) Except as otherwise noted, the business address of all persons listed is c/o Starwood Lodging, 2231 East Camelback Road, 4th Floor, Phoenix, Arizona 85016.

(17) Includes Paired Shares subject to Restricted Stock Awards under the Trust LTIP and the Corporation LTIP.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The Trust. The following table provides certain summary information concerning the compensation paid for the fiscal years ended December 31, 1995, 1994 and 1993 to the Trust's Chief Executive Officer and each other executive officer of the Trust whose total compensation for 1995 exceeded $100,000 for services rendered in all capacities to the Trust.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                       ANNUAL            AWARDS
                                                    COMPENSATION      ------------
                                                 ------------------     OPTIONS/          ALL OTHER
      NAME AND PRINCIPAL POSITION         YEAR   SALARY     BONUS       SARS(#)          COMPENSATION
----------------------------------------  ----   -------   --------   ------------       ------------
Barry S. Sternlicht.....................  1995   $91,667   $150,000      417,000(1)(8)
  Chairman and Chief Executive Officer
Jeffrey C. Lapin(2).....................  1995   199,167     75,000       73,667(1)
  President and Chief Operating           1994   190,000     75,000        2,000(1)(3)
  Officer                                 1993   170,834     20,000
Steven R. Goldman(4)
  Senior Vice President
Ronald C. Brown(5)......................  1995    66,666     65,000       55,000(1)
  Senior Vice President and Chief
  Financial Officer
Michael W. Mooney(6)....................  1995    50,000                                   $ 75,000(7)
  Vice President and Chief                1994   150,000     20,000        1,500(1)(3)
  Financial Officer                       1993   140,416     11,667

---------------

(1) For information with respect to these options, see "Aggregated Option/SAR Exercises in 1995 and December 31, 1995 Option Values" below.

(2) Mr. Lapin resigned as an officer of the Trust in June 1996.

(3) Adjusted for one-for-six reverse stock split which occurred in June 1995.

(4) Mr. Goldman became an officer of the Trust in September 1996.

(5) Mr. Brown became an officer of the Trust in July 1995.

(6) Mr. Mooney resigned as an officer of the Trust in July 1995.

(7) Amount shown reflects cash paid for severance.

(8) Mr. Sternlicht has indicated that he shares the economic benefit related to 160,000 Paired Shares underlying these options with certain employees of Starwood Capital.

     The Corporation. The following table provides certain summary information concerning the compensation paid for the fiscal years ended December 31, 1995, 1994 and 1993 to each executive officer of the

Corporation whose total compensation for 1995 exceeded $100,000 for services rendered in all capacities to the Corporation.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION    ALL OTHER
                                                 ANNUAL COMPENSATION         AWARDS      COMPENSATION
                                              -------------------------   ------------   ------------
                                                                            OPTIONS/
        NAME AND PRINCIPAL POSITION           YEAR    SALARY     BONUS      SARS(#)
--------------------------------------------  -----  --------   -------   ------------
Eric A. Danziger(1)
  President and Chief Executive Officer
Theodore W. Darnall(2)
  Executive Vice President and Chief
  Operating Officer
Kevin E. Mallory                              1995   $156,244   $50,000      30,000(3)
  Executive Vice President                    1994    150,000    37,500       1,500(3)(4)
                                              1993    140,416    11,667
Steven R. Goldman                             1995    114,583    75,000      46,000(3)     $ 19,800(5)
  Senior Vice President

---------------

(1) Mr. Danziger became an officer of the Corporation in July 1996.

(2) Mr. Darnall became an officer of the Corporation in May 1996.

(3) For information with respect to these options, see "Aggregated Option/SAR Exercises in 1995 and December 31, 1995 Option Values" below.

(4) Adjusted for one-for-six reverse stock split which occurred in June 1995.

(5) Amount shown reflects cash paid for housing allowance.

STOCK OPTIONS

     As of December 31, 1995, employee stock options issued by the Trust to purchase 642,278 Paired Shares were outstanding and employee stock options issued by the Corporation to purchase 359,362 Paired Shares were outstanding.

     The following table provides information with respect to the options exercised during 1995 and the options held as of December 31, 1995 by the executive officers of the Trust and the executive officers of the Corporation named in the Summary Compensation Tables above.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                     % OF TOTAL                                        POTENTIAL REALIZABLE
                    NUMBER OF         OPTIONS/                                           VALUE AT ASSUMED
                   SECURITIES           SARS                                           ANNUAL RATES OF STOCK
                   UNDERLYING        GRANTED TO                                         PRICE APPRECIATION
                    OPTIONS/         EMPLOYEES                                            FOR OPTION TERM
                      SARS            IN LAST        EXERCISE                          ---------------------
      NAME         GRANTED(#)       FISCAL YEAR    PRICE ($/SH)       EXPIRATION DATE    5%($)      10%($)
-----------------  -----------      ------------   ------------      ----------------- ---------  ----------
Barry S.             417,000(1)(2)      43.1        $  23.00(8)      June 29, 2005     5,656,241  14,130,989
  Sternlicht
Jeffrey C. Lapin      36,667(3)(4)       3.8        $  16.50(3)(8)   January 31, 2000    133,535     288,216
                      31,000(5)          3.8        $  23.00(8)      June 29, 2005       420,488   1,050,505
Ronald C. Brown       55,000(6)          5.7        $  24.38(8)      July 10, 2005       793,762   1,984,760
Kevin E. Mallory      30,000(7)          3.0        $  23.00(8)      June 29, 2005       406,924   1,016,618
Steven R. Goldman     46,000(1)          4.8        $  23.00(8)      June 29, 2005       623,950   1,558,814

---------------

(1) Except for options for 6,000 shares which were exercisable upon granting, options became exercisable as to one-third of the amount granted on June 29, 1996, and will become exercisable as to an additional one-third of the amount on June 29, 1997 and as to the remaining amount granted on June 29, 1998.

(2) Mr. Sternlicht has indicated that he shares the economic benefit related to 160,000 of these options with certain employees of Starwood Capital. For information with respect to these options, see "Aggregated Option/SAR Exercises in 1995 and December 31, 1995 Option Values" below.

(3) Adjusted for one-for-six reverse stock split which occurred in June 1995.

(4) Options became exercisable as to one-third of the amount granted on January 31, 1995, as to an additional one-third of the amount granted on January 31, 1996 and will become exercisable as to the remaining amount granted on January 31, 1997.

(5) Except for options for 6,000 shares which were exercisable upon granting, options became exercisable as to one-half of the amount granted on June 18, 1996, and will become exercisable as to the remaining amount granted on June 18, 1997.

(6) Options became exercisable as to one-third of the amount granted on July 10, 1996, and will become exercisable as to an additional one-third of the amount granted on July 10, 1997 and as to the remaining amount granted on July 10, 1998.

(7) Options became exercisable as to one-third of the amount granted on June 29, 1996, and will become exercisable as to an additional one-third of the amount granted on June 29, 1997 and as to the remaining amount granted on June 29, 1998.

(8) The per Paired Share exercise prices are equal to the fair market value of a Paired Share on the day the options were granted.

  Option Exercises and Holdings

     The following table provides information with respect to the options held as of December 31, 1995 by the executive officers of the Trust and the executive officers of the Corporation named in the Summary Compensation Tables above.

                    AGGREGATED OPTION/SAR EXERCISES IN 1995
                      AND DECEMBER 31, 1995 OPTION VALUES

                                                                NUMBER OF SHARES            VALUE OF UNEXERCISED
                                 SHARES                      UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS/SARS
                              ACQUIRED ON       VALUE        OPTIONS/SARS AT FISCAL
                              EXERCISE(#)    REALIZED($)           YEAR-END(#)            AT FISCAL YEAR-END($)(1)
                              ------------   -----------   ---------------------------   ---------------------------
            NAME                                           EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------                               -----------   -------------   -----------   -------------
Barry S. Sternlicht                                            6,000        411,000         39,000       2,671,500
Jeffrey C. Lapin                  8,333        194,784        20,556         54,111        228,228         540,930
Ronald C. Brown                                                    0         55,000              0         281,875
Michael W. Mooney                                              4,667          1,000        110,675          13,000
Kevin E. Mallory                                               4,667         31,000        110,675         208,000
Steven R. Goldman                                              6,000         40,000         39,000         260,000

---------------

(1) Value is defined as the market price of the Paired Shares at December 31, 1995 less the exercise price of the option. The average of the high and low market prices of the Paired Shares at December 31, 1995 was $29.50.

AGREEMENTS WITH EXECUTIVE OFFICERS

     Eric A. Danziger and the Corporation entered into an employment agreement dated as of June 27, 1996, pursuant to which Mr. Danziger was employed as President and Chief Executive Officer of the Corporation at an annual salary of $365,000 and was guaranteed a minimum bonus of $150,000 for 1996. Mr. Danziger also received Paired Options to purchase 125,000 Paired Shares exercisable at $36.75 per Paired Share (the fair market value on the date of grant), which vest in three equal annual increments from the date of grant, and, subject to shareholder approval of the Corporation LTIP, a Restricted Stock Award of 66,815 Paired Shares which also vests in three equal annual increments. Mr. Danziger also received relocation expenses in connection with moving his residence from Dallas, Texas to Phoenix, Arizona, and in connection therewith also received a one-year non-interest bearing loan from the Corporation for $150,000 secured by a second mortgage on his new residence in Phoenix, Arizona. Mr. Danziger's employment is terminable by the Corporation or Mr. Danziger with or without cause. In the event his employment is terminated by the Corporation without cause or by Mr. Danziger in the event the Corporation assigns to him duties inappropriate for his position or reduces his responsibilities, then Mr. Danziger is entitled to a severance package of one year's base salary, the immediate vesting of all outstanding Paired Options and Paired Shares subject to Restricted Stock Awards and company-paid medical benefits for 12 months.

     Theodore W. Darnall and the Corporation entered into an employment agreement dated as of April 19, 1996, pursuant to which Mr. Darnall was employed as Executive Vice President and Chief Operating Officer of the Corporation at an annual salary of $275,000 and was guaranteed a minimum bonus of $137,500 for 1996. Mr. Darnall also received Paired Options to purchase 50,000 Paired Shares exercisable at $33.125 per Paired Share (the fair market value on the date of grant), which vest in three equal annual increments and, subject to shareholder approval of the Corporation LTIP, a Restricted Stock Award of 30,189 Paired Shares which also vests in three equal annual increments. Mr. Darnall also received relocation expenses in connection with moving his residence from Pittsburgh, Pennsylvania to Phoenix, Arizona, and in connection therewith received a non-interest bearing bridge loan of up to $250,000 secured by a second mortgage on his new residence to be purchased in Phoenix, Arizona. The bridge loan will mature as to $100,000 upon the sale of Mr. Darnall's home in Pittsburgh, and the balance upon termination of his employment with the Corporation. Mr. Darnall's employment is terminable by the Corporation with or without cause. In the event his employment is terminated by the Corporation without cause or by Mr. Darnall due to breach by the Corporation, then Mr. Darnall is entitled to a severance package of one year's base salary, the immediate vesting of all outstanding Paired Options and Paired Shares subject to Restricted Stock Awards and company-paid medical benefits for 12 months.

     The Trust had an employment agreement with Mr. Lapin and the Corporation had an employment agreement with Mr. Mallory which agreements provided that the executives would receive annual salaries in 1995 of $200,000 and $150,000, respectively, and such annual bonuses, if any, as the Boards of the Trust and the Corporation, respectively, may determine. Mr. Lapin's employment agreement was terminated in connection with the Separation Agreement and Mr. Mallory's employment agreement expired June, 1995. Under the terms of his employment agreement Mr. Lapin was entitled to an annual bonus of not less than $75,000 and was granted Paired Options to purchase 41,667 Paired Shares at an exercise price equal to $16.50 per Paired Share (the fair market value of the Paired Shares on the date of grant) which will vest at a rate no longer than the most rapid rate of vesting of Paired Options granted to any other executive during the term of his employment agreement. Mr. Lapin's annual salary increased to $225,000 in 1996. Mr. Lapin also was eligible to participate in all employee benefit plans and fringe benefits, if any, the Trust made available to its other executive officers. Mr. Lapin could terminate his employment for "Good Reason" as defined in his employment agreement including an assignment of duties inconsistent with his position, a substantial alteration of his responsibilities, a breach of the agreement by the Trust, removal from office without cause (as defined), relocation of the Trust's principal executive offices, a change in the composition of 51% of the Trustees, a decision by the Board of Trustees that the Trust shall merge, sell or dispose of all or substantially all of its assets, dissolve or liquidate, or the failure of Mr. Lapin to be a member of the Board of Trustees other than for cause (as defined). If Mr. Lapin terminated his employment, he was entitled to receive a lump sum payment equal to the base salary and bonuses that would have been payable had he continued to be employed for the remainder of the term of the employment agreement, and all fringe benefits to which he would have been entitled through the remainder of the term of the employment agreement (other than Paired Options or stock loans not granted prior to the date of termination).

     Pursuant to Mr. Lapin's employment agreement, the Trust loaned $250,000 to Mr. Lapin in 1995. The loan has a term of 10 years, bears interest at the lowest applicable rate prescribed by section 1274(d) of the Code and is unsecured. Mr. Lapin will have the right at any time to repay up to 50% of the loan (plus 50% of accrued interest and any collection costs) by delivering Paired Shares for credit at the rate of $11.50 per Paired Share (which is one-half of the price to the public per Paired Share in the June 1995 public offering of Paired Shares by the Trust and the Corporation).

     The Trust entered into a Separation Agreement dated as of June 18, 1996 (the "Separation Agreement") with Jeffrey C. Lapin in connection with Mr. Lapin's resignation as President and Chief Operating Officer of the Trust. The Trust agreed to conditionally forgive, after one year, $150,000 of the $250,000 loan from the Trust described above. The Trust also agreed to immediately vest, in part, the Paired Options held by Mr. Lapin and to grant him an additional Paired Option to purchase 5,000 Paired Shares exercisable at $37 7/8, which vested as to two-thirds of such amount on his termination date and as to the remaining amount on January 31, 1997, and upon exercise of the Paired Option, to pay to Mr. Lapin the difference between $16.50 and the lower of the exercise price and the then market value of a Paired Share. All Paired Options held by Mr. Lapin were amended to the extent required to permit them to be exercised for their full maximum term. Mr. Lapin agreed to render consulting services for 18 months for which he will be paid $235,000, and the Trust also agreed to pay Mr. Lapin a fee of up to $250,000 in connection with the sale within 18 months of the King 8 Hotel and Gambling Hall owned by the Trust in Las Vegas, Nevada. Mr. Lapin agreed that for 3 years he would not participate or be involved with others in any tender or exchange offer, proxy contest or solicitation or purchase or be part of a group which purchases in excess of 4.9% of the outstanding Paired Shares.

                        REPORT ON EXECUTIVE COMPENSATION

     During 1995, the Board of Trustees of the Trust and the Management Committee and Board of Directors of the Corporation made decisions with respect to executive compensation for executive officers of the Trust and the Corporation, respectively, based on the recommendations of the respective Compensation Committees and have furnished the following report on executive compensation. Although the Board of Trustees of the Trust and the Management Committee and Board of Directors of the Corporation make independent compensation decisions with respect to their respective executive officers, as described herein they follow similar compensation policies and typically measure the performance of their respective executive officers based in large part on the performance of Starwood Lodging as a whole.

     The primary objective of the Board of Trustees of the Trust and the Management Committee and Board of Directors of the Corporation with respect to executive compensation is to establish programs which attract and retain key managers and align the compensation received by executive officers with the overall business strategies, values, performance and financial condition of Starwood Lodging and to the achievement of individual performance goals. To this end, the Board of Directors of the Corporation and the Board of Trustees of the Trust have each endorsed an executive compensation philosophy which includes the following considerations:

     - A "pay-for-performance" orientation that differentiates compensation results based upon corporate and individual performance;

     - An emphasis on stock incentives as a significant component of total compensation in order to more closely align the interests of Starwood Lodging executives with the long-term interests of the shareholders;

     - An emphasis on total compensation vs. cash compensation, which motivates and rewards Starwood Lodging executives with total compensation (including incentive programs) at or above competitive levels if performance is superior;

     - Recognition that as an executive's level of responsibility increases, a greater portion of the total compensation opportunity should be based upon stock and other performance incentives and less on salary and employee benefits; and

     - An appropriate mix of short-term and long-term compensation which facilitates retention of talented executives and encourages stock ownership and capital accumulation.

     The primary components of the program are: (a) base salaries; (b) annual cash incentive opportunities; and (c) long-term incentive opportunities in the form of Paired Options.

     Individual compensation is subject to variation based on financial, strategic and individual performance. The Board of Trustees of the Trust and the Management Committee and Board of Directors of the Corporation consider the total compensation (earned or potentially earned) in establishing each element of compensation.

     The base salary levels of executive officers are determined periodically by evaluating the performance of the executive officers and their contributions to the Trust and the Corporation, their responsibilities, experience and potential; and compensation practices for comparable positions at other companies. The annual bonuses are determined in the discretion of the respective Boards of the Trust and the Corporation, based on individual financial performance and the recommendations of the respective Compensation Committees.

     During 1995 the long-term incentive compensation of executive officers consisted exclusively of grants of Paired Options to purchase Paired Shares. Such Paired Option grants are designed to develop and encourage stock ownership by executive officers, to reward long-term business success and to develop a parallel interest between executive officers and holders of Paired Shares. Paired Option grants only have value if the market price of the Paired Shares exceeds the exercise price of the Paired Options or increases from the date of grant and, in general, vest and become exercisable over time, in order to encourage retention of the executive officer. In determining the amounts and terms of grants of Paired Options to individual officers, the respective Boards of the Trust and the Corporation take into account the responsibilities, performance and anticipated contributions of the officers, as well as the compensation practices for comparable positions at other companies.

 BOARD OF DIRECTORS
         AND               BOARD OF TRUSTEES
MANAGEMENT COMMITTEE         OF THE TRUST
(AS OF DECEMBER 1995)    (AS OF DECEMBER 1995)
---------------------    ---------------------
Bruce M. Ford            Bruce W. Duncan
Graeme W. Henderson      Madison F. Grose
Earle F. Jones           Jeffrey C. Lapin
Jean-Marc Chapus         Stephen R. Quazzo
Jonathan D. Eilian       William E. Simms
Steven R. Goldman        Daniel H. Stern
Michael A. Leven         Barry S. Sternlicht
Barry S. Sternlicht
Daniel W. Yih

                             COMPENSATION COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

     During 1995 and early 1996, the compensation committee of the Trust (the "Trust Compensation Committee") was comprised of Messrs. Sternlicht, Grose and Simms. Based on informal discussions, the Trust Compensation Committee made recommendations to the Trust's Board of Trustees regarding the compensation of the Trust's executive officers (other than with respect to Mr. Sternlicht, as to which Messrs. Sternlicht and Grose recused themselves.) Based in part on the recommendations of the Trust Compensation Committee, the Board of Trustees of the Trust and the executive committee of the Board of Trustees (Messrs. Sternlicht, Lapin and Grose) made decisions with respect to the compensation of the Trust's executive officers. Messrs. Sternlicht and Lapin, who were executive officers of the Trust and members of the Board of Trustees of the Trust, did not participate at the meetings related to their own compensation.

     During 1995 and early 1996, the compensation committee of the Management Committee (the "Corporation Compensation Committee") was made up of Messrs. Sternlicht, Jones and Chapus. The Corporation Compensation Committee met informally during 1995 and early 1996 to discuss the compensation of the Corporation's executive officers. Based in part on the recommendations of the Corporation Compensation Committee, the executive committee of the Management Committee comprised of Messrs. Sternlicht, Eilian and Goldman, made decisions with respect to the compensation of the Corporation's executive officers (except that Mr. Goldman recused himself with respect to his own compensation).

                         SHAREHOLDER RETURN PERFORMANCE

     Set forth below is a line graph comparing the cumulative total shareholder return on the Paired Shares against the cumulative total return on the Standard and Poor's Corporation Composite -- 500 Stock Index (the "S&P 500 Index") and the Standard & Poor's Corporation Hotel/Motel Composite Index (the "S&P Hotel/Motel Index") for the five fiscal years beginning January 1, 1991 and ending December 31, 1995 and the nine-month period beginning January 1, 1996 and ending September 30, 1996. The graph assumes that the value of the investments was 100 on December 31, 1990 and that all dividends and other distributions were reinvested.

        Measurement Period           Starwood Lodging
      (Fiscal Year Covered)                Trust              S&P 500         S&P Hotel-Motel
12/31/90                                           100                 100                 100
12/31/91                                        77.774             130.335              131.95
12/31/92                                        88.887             140.251              185.57
12/31/93                                       233.323             154.324              345.73
12/30/94                                       255.549             156.419              307.85
12/29/95                                       455.493              214.99               363.4
9/30/96                                        657.003              243.91              430.76

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Reorganization. Pursuant to a reorganization of the Trust and the Corporation consummated as of January 1, 1995 (the "Reorganization") the Trust contributed to SLT Realty Limited Partnership (the "Realty Partnership") substantially all of the Trust's properties and assets, subject to all of its liabilities, in exchange for a general partner interest in the Realty Partnership and Starwood Capital contributed to the Realty Partnership cash, certain hotel properties, first mortgage notes and senior debt of the Realty Partnership in exchange for a limited partner interest in the Realty Partnership. In addition, the Corporation and its subsidiaries contributed to the Operating Partnership substantially all of their assets, excluding the Gaming Assets, subject to certain liabilities, in exchange for general partner interests in the Operating Partnership and Starwood Capital contributed to the Operating Partnership cash, furnishings, equipment other hotel operating assets in exchange for a limited partner interest in the Operating Partnership. The Reorganization was approved by the shareholders of the Trust and the Corporation at meetings held on December 15, 1994. The limited partnership interests of the Realty Partnership and the Operating Partnership held by Starwood Capital are exchangeable on a one-for-one basis for Paired Shares. See "Security Ownership of Certain Beneficial Owners and Management."

     Barry S. Sternlicht, the founder, President and Chief Executive Officer and General Manager of Starwood Capital is also the Chairman and Chief Executive Officer of the Trust and is a Trustee of the Trust, is a member of the Management Committee of the Operating Partnership and has been elected as a Director of the Corporation to take office upon the receipt of any required Gaming Approval. In addition, Mr. Grose, a Trustee of the Trust, is a Managing Director and the General Counsel of Starwood Capital and Mr. Eilian, who is a member of the Management Committee of the Operating Partnership and has been elected as a Director of the Corporation to take office upon the receipt of any required Gaming Approval, is a founding member and Managing Director of Starwood Capital.

     Certain Reimbursements and Payments to Starwood Capital. Starwood Capital and Starwood Lodging have agreed that, subject to approval by the independent Trustees or Directors, as appropriate, Starwood Capital will be reimbursed for out-of-pocket costs and expenses for any services provided to Starwood Lodging. Starwood Capital will also be reimbursed for its internal cost (including allocation of overhead) for services provided to Starwood Lodging, provided that, where such costs are currently expensed by Starwood Lodging, such reimbursement may not exceed $250,000 for the twelve months ending June 30, 1996. Subject to shareholder approval of the Trust LTIP, in connection with the acquisition of the Institutional Portfolio in August 1996 the Trust granted Starwood Capital a one-time Restricted Stock Award of 167,247 Paired Shares. During 1996, in addition to the one-time Restricted Stock Award, Starwood Lodging reimbursed Starwood Capital for $414,000 of internal costs, of which $226,000 related to 1995. If the respective LTIPs, including the Restricted Stock Award granted to Starwood Capital in connection with the acquisition of the Institutional Portfolio, are approved by the shareholders of the Trust and the stockholders of the Corporation, effective August 12, 1996, Starwood Lodging's reimbursement arrangement with Starwood Capital would be changed so as to eliminate reimbursement for internal costs of Starwood Capital for any services of senior management of Starwood Capital (subject to the same annual limitation of $250,000 as set forth above for services of employees of Starwood Capital other than such senior management) and after one year, for any services of any employee of Starwood Capital.

     During 1995, the Trust reimbursed Starwood Capital approximately $1.6 million, the majority of which represented a deposit made by Starwood Capital for the benefit of Starwood Lodging in connection with the acquisition of an interest in the Boston Park Plaza Hotel. Aside from Starwood Capital's internal cost (as referred to above), during 1995 Starwood Capital incurred approximately $1.2 million of additional costs which were paid directly by Starwood Lodging to third party vendors for services provided to Starwood Lodging, representing costs associated with the Reorganization, the June 1995 offering of Paired Shares and hotel acquisitions.

     In April 1995, Starwood Capital provided to the Trust a $9.6 million loan, all of which has been repaid, in order to enable the Trust to acquire the Omni Hotel in Chapel Hill, North Carolina. This loan bore interest at 12% per annum and was repaid in July 1995.

     In May, 1995, the Trust also received a $5 million unsecured loan from Starwood Capital to fund the deposit for the acquisition of the Sheraton Colony Square Hotel in Atlanta, Georgia. This loan bore interest at 12% per annum and was repaid in July 1995.

     As part of the consideration to Starwood Capital in connection with the Reorganization, the Partnerships agreed to pay an amount to Starwood Capital only if the Trust and the Corporation consummated a public offering of Paired Shares prior to June 30, 1996, which offering results in the receipt by the Trust and the Corporation of gross proceeds of not less than $150 million. Upon the consummation of the public offering of Paired Shares in July 1995, the Trust and the Corporation paid $3.7 million to Starwood Capital pursuant to such agreement.

     Westin Agreement. Starwood Capital owns an interest in the Westin Hotel Company and certain affiliates ("Westin"), which own equity interests in domestic and international hotels and which manage, franchise or represent hotels worldwide. The Trust and the Corporation have entered into an agreement with Westin pursuant to which Westin has agreed that during the period in which an officer, director, general partner or employee of Starwood Capital is on either the Board of Trustees or the Board of Directors, and Starwood Capital co-controls Westin, Westin will not acquire or seek to acquire United States hotel equity interests, other than certain specified acquisitions, including, without limitation, minority equity investments made in connection with Westin's acquisition of a management company. The Trust and the Corporation have agreed that under certain circumstances if Westin is prohibited from consummating an opportunity which was not being independently pursued by the Trust and the Corporation prior to such prohibition, the Trust and the Corporation will not pursue such opportunity for 270 days after such prohibition.

     Management Obligations of Western Host. In connection with the settlement of shareholder litigation, Messrs. Ronald A. Young and John F. Rothman caused each of the Western Host Partnerships (other than Western Host Santa Maria Partners) to terminate management obligations with the Corporation's subsidiary, Western Host, Inc., ("Western Host"), with respect to that partnership's hotel, indemnified the Corporation and Western Host against all claims that might be made against Western Host in connection with its status as a general partner of Western Host Santa Maria Partners, Western Host Pasadena Partners and Western Host San Francisco Partners or in connection with any fact or circumstance occurring since January 1, 1993 with respect to any of the Western Host hotels, and delivered to the Corporation an irrevocable letter of credit in the amount of $800,000. Western Host has agreed to accept the termination of its management obligations with respect to the Western Host hotels and has drawn on the letter of credit for the full $800,000. In addition, $120,000 of the management fees and all costs and amounts advanced to the partnerships which were payable to Western Host were paid in full settlement of such amounts due at December 31, 1993.

     Messrs. Young and Rothman also agreed to be responsible for a percentage of any retroactive adjustments in worker's compensation insurance premiums. Starwood Lodging has paid $167,041 for retroactive worker's compensation insurance premiums and has sought reimbursement from Messrs. Young and Rothman of their share of that amount (approximately an aggregate of $56,000). In October 1995, the Corporation commenced litigation against Messrs. Young and Rothman to collect such amounts (Starwood Lodging Corp. v. Ronald A. Young, et al., San Diego Superior Court Case No. 693822). In April 1996, the Corporation settled such litigation and released Messrs. Young and Rothman and their respective affiliates with respect to premiums paid in 1995 in exchange for the payment of $40,655, including $5,000 in attorneys' fees.

     Ross Agreement. In November, 1994, Starwood Capital entered into an agreement (the "Ross Agreement") with Leonard Ross and his affiliates ("Ross"). At that time, Ross held approximately 9.8% of the outstanding Paired Shares of the Trust and the Corporation (approximately 1.4% as of December 31, 1995) and had opted out of the settlement by the Trust and the Corporation of certain shareholder litigation unrelated to the Reorganization or Starwood Capital. In addition to preserving his rights to institute an action against the Trust and the Corporation with respect to the matters covered by such settlement, Ross had threatened to assert other alleged causes of action against the Trust and the Corporation.

     The Ross Agreement was entered into in settlement of the threatened litigation by Ross and provided for an assignment to Starwood Capital of Ross's claims. In connection with such assignment, Starwood Capital agreed to purchase all of Ross's Paired Shares at Ross's election during a 60-day period beginning in December 1995, at a price of $33.75 per Paired Share subject to certain adjustments. Starwood Capital, as the assignee of Ross's claims against the Trust and the Corporation, agreed that the maximum amount Starwood Capital may recover under such claims would not exceed an aggregate of $1.8 million and the Trust and the Corporation agreed to toll the statute of limitations respecting such claims until January 31, 1996. The Trust and Corporation also agreed that under certain circumstances they may be obligated severally to indemnify Starwood Capital with respect to Starwood Capital's obligations to Ross, up to a maximum of $1.8 million, upon receipt of a full releases from Starwood Capital of all of the claims assigned by Ross.

     Ross elected to sell his Paired Shares, and in January 1996 those Paired Shares were sold to a third party through Merrill Lynch. The Paired Shares were sold at a price of $29.625 per Paired Share; the Trust and Corporation paid $1,375,743 in the aggregate pursuant to their indemnity obligations, and Starwood Capital released the Trust and the Corporation from all the claims assigned to it by Ross.

     Senior Debt Related Transactions. In May 1994, Starwood Capital purchased (at a discount) approximately $21 million of the Trust's senior debt at a public auction by the institutional holder of such debt. In August 1994, an affiliate of Merrill Lynch (the "New Lender") purchased $74 million of the Trust's senior debt, including the senior debt previously held by Starwood Capital, pursuant to a privately negotiated transaction and at a discount. In conjunction with such purchase by the New Lender, it entered into an agreement (the "Swap Agreement") providing that (i) Starwood Capital could acquire such senior debt within a specified period at the New Lender's cost basis and (ii) the excess of debt service payments made on such senior debt over the New Lender's cost basis, together with a specified return thereon, would be payable to Starwood Capital. In March 1995, the senior debt was refinanced by the New Lender and the Swap Agreement was terminated with Starwood Capital receiving (a) the return of $13.1 million of cash collateral which it had deposited as security for its obligations in respect of the Swap Agreement, (b) additional cash of $2.7 million, (c) $12 million of the senior debt and (d) certain warrants attendant to the senior debt. Starwood Capital contributed such senior debt to the Partnerships in exchange for 813,880 Units of the Partnerships. The Trust and the Corporation paid $786,000 to Starwood Capital to cancel certain warrants relating to the senior debt in accordance with the requirements of such senior debt.

     Share Purchase Agreements. Prior to December 1989, the Trust and the Corporation maintained share purchase plans pursuant to which Trustees, Directors, officers and employees of the Trust and the Corporation were granted rights to purchase Paired Shares from the Trust and the Corporation at prices based upon the then fair market value of the Paired Shares. A purchaser of Paired Shares under a share purchase plan made a cash down payment equal to 10% of the purchase price and executed a promissory note in favor of the Trust and the Corporation for the balance. Certificates evidencing Paired Shares purchased under a share purchase plan were pledged to the Trust or the Corporation as collateral to secure payment of the promissory note. Prior to the satisfaction of the obligations represented by the note, the purchaser was entitled to vote the Paired Shares held in pledge, but not to transfer the purchaser's interest in those shares. In 1995, the only share purchase agreements remaining in effect were those between the Trust and each of Mr. Henderson, a former trustee of the Trust and a director of the Corporation, and Sherwin L. Samuels, a former trustee of the Trust, and between the Corporation and each of Messrs. Jones and Ford. Upon the effectiveness of the Reorganization, the share purchase agreements with Messrs. Henderson, Samuels and Ford were terminated and the nonrecourse indebtedness thereunder was canceled (an aggregate of $56,250 with respect to Mr. Henderson, $82,391 with respect to Mr. Samuels, and $108,784 with respect to Mr. Ford). In addition, the Paired Shares pledged in respect of such indebtedness were either released from such pledge, to the extent that such Paired Shares had been paid for (an aggregate of 223 Paired Shares for which $20,625 was paid with respect to Mr. Henderson, 356 Paired Shares for which $32,922 was paid with respect to Mr. Samuels, and 465 Paired Shares for which $45,279 was paid with respect to Mr. Ford) or were forfeited by the individual, to the extent such Paired Shares had not been paid for.

     Other Relationships.

     Sherwin L. Samuels, the General Counsel and Secretary of the Trust, is a partner through a professional corporation of the law firm of Sidley & Austin. Sidley & Austin provides legal services to the Trust, the Corporation and Starwood Capital and certain of its affiliates.

     On March 24, 1995, the Realty Partnership and the Trust entered into an Amended and Restated Credit Agreement pursuant to which the Realty Partnership borrowed $131.75 million which was used primarily to refinance all outstanding senior indebtedness (after the exchange by a Starwood Capital entity of $12 million of senior indebtedness for units of the Realty Partnership and the Operating Partnership) and approximately $27 million of first mortgage debt. In connection with the refinancing under the such credit agreement, the Realty Partnership paid $514,000 to one of its senior lenders and agreed that a portion of the lender warrants issued in connection with an existing credit agreement could be canceled upon the payment to a Starwood Capital entity of a $786,000 cancellation fee. Effective March 31, 1995, the Realty Partnership issued an unsecured note payable to the Starwood Capital entity and the remaining such lender warrants were canceled. The transactions relating to the cancellation of lender warrants were recorded as a reduction in paid-in capital.

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETINGS

     Shareholder proposals to be considered for inclusion in the proxy soliciting material for the 1997 Annual Meeting of Shareholders of the Trust or the 1997 Annual Meeting of Stockholders of the Corporation must be received by the Corporation not later than July 28, 1997.

     Pursuant to Section 4A of Article I and Section 13 of Article III of the Trustees' Regulations and Section 7 of Article II and Section 1A of Article III of the Corporation's Bylaws, a shareholder of the Trust or a stockholder of the Corporation who intends at an annual meeting of shareholders or stockholders to nominate one or more individuals for election at such meeting as a Trustee or Director, or to present to a meeting of shareholders or stockholders one or more other items of business, must notify the Trust or the Corporation of the same not more than 75 days nor less than 50 days before the date of the meeting (or, if less than 60 days' advance notice or prior public disclosure of the meeting date is provided, within 10 days after such notice is mailed or such prior public disclosure of the meeting date is provided, whichever occurs first). A copy of the Trustees' Regulations or the Corporation's Bylaws, as the case may be, which documents set forth the information that must be included in any such notice, will be furnished without charge to any owner of Paired Shares upon written or oral request made to Shareholder Relations, Starwood Lodging Trust, 2231 E. Camelback Road, Suite 410, Phoenix, Arizona 85016, telephone number:
(602) 852-3900, or Stockholder Relations, Starwood Lodging Corporation, 2231 E. Camelback Road, Suite 400, Phoenix, Arizona 85016, telephone number: (602) 852-3900.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     A member of Coopers & Lybrand, L.L.P., the independent public accountants for 1995 for the Trust and the Corporation, is expected to be present at the Trust Meeting and the Corporation Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions.
                         ------------------------------

     The name "Starwood Lodging Trust" is the designation of Starwood Lodging Trust and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated, and all persons dealing with Starwood Lodging Trust must look solely to Starwood Lodging Trust's property for the enforcement of any claims against Starwood Lodging Trust, as the Trustees, officers, agents and security holders of Starwood Lodging Trust assume no personal obligations of Starwood Lodging Trust, and their respective properties shall not be subject to claims of any person relating to such obligation.
                         ------------------------------

                                          By Order of the Board of Trustees
                                          STARWOOD LODGING TRUST

November 25, 1996                         Sherwin L. Samuels
                                          Secretary

                                          By Order of the Board of Directors
                                          STARWOOD LODGING CORPORATION

November 25, 1996                         Nir E. Margalit
                                          Secretary

     No person is authorized to give any information or to make any representations with respect to the matters described in this Joint Proxy Statement other than those contained herein. Any information or representations with respect to such matters not contained herein must not be relied upon as having been authorized by the Trust or the Corporation. This Joint Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom it is unlawful to make such solicitation in such jurisdiction. The delivery of this Joint Proxy Statement shall not, under any circumstances, create any implication that there has been no change in the affairs of the Trust or the Corporation since the date hereof or that the information in this Joint Proxy Statement is correct as of any time subsequent to the date hereof.

                                                                       EXHIBIT A

                             STARWOOD LODGING TRUST
                         1995 LONG-TERM INCENTIVE PLAN
                  (AMENDED AND RESTATED AS OF AUGUST 12, 1996)

                                I. INTRODUCTION

     1.1 PURPOSES AND GENERAL. The purposes of the 1995 Long-Term Incentive Plan (the "Plan") of Starwood Lodging Trust (the "Trust"), as amended and restated as of August 12, 1996, are to align the interests of the Trust's shareholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Trust's growth and success and to advance the interests of the Trust by attracting and retaining officers, key employees, consultants and advisers, as well as qualified persons for service as trustees of the Trust ("Trustees"). For purposes of this Plan, references to employment by or service as an officer, employee, consultant, adviser or Trustee of the Trust shall also mean employment by or service as an officer, employee, consultant, adviser, trustee or director of a subsidiary of the Trust. In addition, references to Trustees include persons elected as Trustees who will begin to serve as Trustees at a future date.

     This Plan seeks to accomplish the foregoing purposes by providing a means whereby (i) options to purchase from the Trust shares of beneficial interest, par value $.01 per share ("Trust Shares") and options to purchase from the Trust shares of common stock, par value $.01 per share, of the Corporation ("Corporation Shares") may be granted in accordance with Section II to Eligible Persons and shall be granted, in accordance with Section V, to Trustees, (ii) Trust Shares and Corporation Shares may be granted in accordance with Section III to Eligible Persons, and shall be granted in accordance with Section V to Trustees, and (iii) Performance Awards may be granted in accordance with Section IV to Eligible Persons. Pursuant to an Agreement dated June 25, 1980, as amended, between the Trust and Starwood Lodging Corporation (the "Corporation"), all outstanding Trust Shares and Corporation Shares are paired on a one-for-one basis and trade as units consisting of one Trust Share and one Corporation Share ("Paired Shares"). Accordingly, each option to purchase Trust Shares (a "Trust Share Option") shall be paired with an option to purchase an equal number of Corporation Shares (a "Corporation Share Option" and each such paired Trust Share Option and Corporation Share Option is herein referred to as a "Paired Option"); similarly, each award of Trust Shares shall be paired with an award of an equal number of Corporation Shares.

     Each Paired Option or Stock Award may be exercised, terminated, cancelled, forfeited, transferred or otherwise disposed of only in units consisting of Paired Shares. Accordingly, a Trust Share Option, or portion thereof, or a Trust Share, or portion thereof, may be exercised, terminated, cancelled, forfeited, transferred or otherwise disposed of only in connection with, and to the same extent as, the exercise, termination, cancellation, forfeiture, transfer or other disposition of a Corporation Share Option or Corporation Share, as the case may be. The Committee may designate that a Trust Share Option constituting part of a Paired Option is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision (an "incentive share option"). No Corporation Share Option constituting part of a Paired Option hereunder may be an "incentive stock option" within the meaning of Section 422 of the Code.

     1.2 CERTAIN DEFINITIONS. As used herein, the words set forth in the Glossary contained in Section 7.13 shall have the meanings therein indicated.

     1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Any one or a combination of the following Awards may be made under this Plan to Eligible Persons: (i) Paired Options; (ii) Restricted Stock Awards; (iii) Performance Awards. The Committee may, subject to the terms of this Plan, select Eligible Persons for participation in the Plan and shall determine the form, amount and timing of each Award and, if applicable, the number of Paired Options, Paired Shares or Performance Awards subject to such an Award, the exercise price or base price associated with the Award, including the portion that is attributable to the Trust Share or Trust Share Option and the Corporation Share or the Corporation Share Option, respectively, the time and conditions of exercise or settlement of the Award and all other terms and conditions of the Award, including without limitation the form of the Agreement relating to the Award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed by Section 162(m) of the Code and regulations promulgated thereunder in the case of an Award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding Paired Options shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Award shall lapse, (iv) the Performance Measures applicable to any outstanding Paired Option or Restricted Stock Award and to any outstanding Performance Award shall be deemed to be satisfied in whole or in part.

     The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an Award, conditions with respect to the Award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties. Each Award shall be evidenced by a written Agreement between the Trust and the holder setting forth the terms and conditions applicable to such Award.

     Subject to the express provisions of this Plan, the Committee shall have the authority:

          (1) to determine from among those persons eligible to receive an Award the particular Eligible Persons who will receive any Awards;

          (2) to grant Awards to Eligible Persons, determine the price at which Awards will be offered or awarded and the amount of Awards to any of such Persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

          (3) to approve the forms and terms of Agreements, which need not be identical either as to type of Award or among Eligible Persons;

          (4) to construe and interpret this Plan and any Agreements, further define the terms used in this Plan and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (5) to cancel, modify or waive the Trust's rights with respect to, any or all outstanding Awards;

          (6) to accelerate the exercisability or vesting or extend the term of any or all such outstanding Awards within the maximum term permitted under this Plan; and

          (7) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

     Any action taken by, or inaction of, the Trust, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Trust or any subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, each of the Board and the Committee may act in its absolute discretion in matters within its authority related to this Plan.

     In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and rely upon the advice of experts, including professional advisors to the Trust. No trustee, officer or agent of the Trust shall be liable for any such action or determination taken or made or omitted in good faith.

     The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Trust.

     The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or Chief Operating Officer or other executive officer of the Trust as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the grant of an Award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an Award hereunder to such employee would be outstanding, if the Committee intends that compensation payable pursuant to such an Award be qualified performance-based compensation, or (ii) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer or other person.

     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

     1.4 ELIGIBILITY. Participants in this Plan shall consist of such officers, key employees, consultants, advisers and Trustees of the Trust and its subsidiaries as the Committee in its sole discretion may select from time to time ("Eligible Persons"), provided that only employees of the Trust (or a subsidiary of the Trust) will be Eligible Persons to whom may be granted a Paired Option which includes a Trust Share Option designated as an incentive share option. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Trustees shall also participate in this Plan in accordance with Section V.

     1.5 SHARES AVAILABLE. Subject to adjustment as provided in Section 7.7, the aggregate number of Paired Shares available from time to time for all Awards of Paired Options or Stock Awards under this Plan and the Corporation's 1995 Long-Term Incentive Plan (the "Corporation Plan") (with respect to Paired Options, including all Paired Options whether or not they include Trust Share Options that are designated as incentive share options) shall be 4,250,000 Paired Shares, reduced by the aggregate number of Paired Shares subject to outstanding Paired Options and outstanding Stock Awards under the Plan and the Corporation Plan. Subject to adjustment as provided in Section 7.7, the number of Paired Shares available for grants of Paired Options that include Trust Share Options that are designated as incentive share options shall be 4,250,000, reduced by the aggregate number of Paired Shares which become subject to (x) outstanding Paired Options under this Plan, including each Paired Option that does not include a Trust Share Option that is designated as an incentive share option and (y) outstanding options to purchase Paired Shares under the Corporation Plan.

     To the extent that Paired Shares subject to (i) an outstanding Paired Option, (ii) an outstanding option to purchase Paired Shares under the Trust Plan or (iii) a Stock Award, are not issued or delivered or are cancelled or forfeited by reason of the expiration, termination, cancellation or forfeiture of any such Award or by reason of the delivery or withholding of Paired Shares to pay all or a portion of the exercise price of an Award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an Award, then such Paired Shares shall again be available under this Plan.

     Paired Shares to be delivered under this Plan shall be made available (i)
(A) by the Trust from authorized and unissued Trust Shares issued by the Trust directly to the holder and (B) by the Trust from authorized and unissued Corporation Shares issued by the Corporation directly to the Trust for delivery to the holder, (ii) from authorized and issued Paired Shares acquired and held by the Trust or (iii) a combination thereof.

     The maximum number of Paired Shares with respect to which Paired Options or Stock Awards or a combination thereof may be granted during calendar year beginning on January 1, 1996 to any person shall be 1,250,000 and during any calendar year beginning on or after January 1, 1997 shall be 600,000, in each case subject to adjustment as provided in Section 7.7.

                               II. PAIRED OPTIONS

     2.1 AWARDS OF PAIRED OPTIONS. The Committee may, in its discretion, grant Paired Options to such Eligible Persons as may be selected by the Committee. Each Trust Share Option, or portion thereof, that is not an incentive share option, shall be a non-qualified share option. Each Paired Option that includes a Trust Share Option that is designated as an incentive share option shall be granted within ten years of the original effective date of this Plan (June 29, 1995). To the extent that the aggregate fair market value (determined as of the date of grant) of Trust Shares with respect to which Trust Share Options designated as incentive share options are exercisable for the first time by a holder during any calendar year (under this Plan or any other plan of the Trust or any parent or subsidiary) exceeds the amount (currently $100,000) established by the Code, such Trust Share Options shall constitute non-qualified share options. The "fair market value" of a Trust Share shall be that portion of the Fair Market Value of a Paired Share which the Committee determines to be attributable to the Trust Share by applying in good faith a method of valuation permissible under Section 422 of the Code.

     2.2 TERMS OF PAIRED OPTIONS. Paired Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Number of Paired Shares and Purchase Price. The number of Paired Shares subject to a Paired Option and the purchase price per Paired Share purchasable upon exercise of the Paired Option, including the portions of the purchase price of a Paired Share that are attributable to a Trust Share and a Corporation Share, respectively, shall be determined by the Committee; provided, however, that (i) the purchase price per Paired Share shall not be less than 100% of the Fair Market Value of a Paired Share on the date of grant of such Paired Option, (ii) the portion of the purchase price of a Paired Share which the Committee determines to be attributable to a Trust Share shall not be less than 100% of the fair market value of a Trust Share on the date of grant of such Paired Option, and (iii) the portion of the purchase price of a Paired Share which the Committee determines to be attributable to a Corporation Share (including the portion of the purchase price, if any, of any such option attributable to a Corporation Share) shall not be less than 100% of the fair market value of a Corporation Share on the date of grant of such Paired Option; provided further, that if a Trust Share Option designated as an incentive share option shall be granted to any person who, at the time such incentive share option is granted, owns shares of beneficial interest possessing more than ten percent (10%) of the total combined voting power of all classes of shares of beneficial interest of the Trust (or of any parent or subsidiary) (a "Ten Percent Holder"), the purchase price per Trust Share shall be the price (currently 110% of fair market value of a Trust Share) required by the Code in order to constitute an incentive share option. The fair market value of a Corporation Share shall be that portion of the Fair Market Value of a Paired Share which the Committee determines to be attributable to the Corporation Share.

          (b) Option Period and Exercisability. The period during which a Paired Option may be exercised shall be determined by the Committee; provided, however, that no Paired Option which includes a Trust Share Option designated as an incentive share option shall be exercised later than ten years after its date of grant; provided further, that if a Paired Option which includes a Trust Share Option designated as an incentive share option shall be granted to a Ten Percent Holder, such Paired Option shall not be exercised later than five years after its date of grant. The Committee shall determine whether a Paired Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Paired Option, or portion thereof, may be exercised only with respect to whole Paired Shares. Except to the extent otherwise specified in the Agreement relating to a Paired Option, in the event of a Change of Control, such Paired Option shall become immediately exercisable for the full amount of Paired Shares subject thereto and shall be exercisable until expiration of the term of such Paired Option.

          (c) Method of Exercise. A Paired Option may be exercised (i) by giving written notice to the Trust specifying the number of whole Paired Shares to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Trust's satisfaction) either (A) in cash,

     (B) by delivery of previously owned whole Paired Shares (which the holder has held for at least six months prior to the delivery of such Paired Shares or which the holder purchased on the open market and for which the holder has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Trust to whom the holder has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the Paired Option and (ii) by executing such documents as the Trust may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to either clause (B) or (C). Any fraction of a Paired Share which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the holder. No certificate representing a Paired Share shall be delivered until the full purchase price therefor has been paid.

     2.3  (Omitted)

     2.4  TERMINATION OF EMPLOYMENT OR SERVICE.

          (a) Disability and Death. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if the optionee's employment with the Trust or service as a consultant, adviser or Trustee terminates by reason of Disability, death, or involuntary termination by the Trust without Cause, each Paired Option held by such optionee shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment or service or date of death, as the case may be, and (ii) the expiration date of the term of such Paired Option.

          (b) Termination for Cause. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if the optionee's employment with the Trust or service as a consultant, adviser or Trustee terminates for Cause, each Paired Option held by such optionee, whether or not then exercisable, shall terminate automatically on the effective date of such optionee's termination of employment or service.

          (c) Other Termination. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if the optionee's employment with the Trust or service as a consultant, adviser or Trustee terminates for any reason other than Disability, death, involuntary termination by the Trust without Cause or Cause, each Paired Option held by such optionee shall be exercisable only to the extent that such Paired Option is exercisable on the effective date of such optionee's termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such Paired Option.

          (d) Death Following Termination of Employment or Service. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if an optionee dies during the one-year period following termination of employment or service by reason of Disability or involuntary termination by the Trust without Cause, or if an optionee dies during the three-month period following termination of employment or service for any reason other than involuntary termination by the Trust without Cause, Disability or Cause (or, in each case, such other period as the Committee may specify in the Agreement relating to a Paired Option), each Paired Option held by such optionee may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such Paired Option) after the date of death (but in the case of death following termination of employment or service by reason of Disability or involuntary termination by the Trust without Cause, no less than one year (or such other period as set forth in the

     Agreement relating to such paired Option) after the date of death), and
     (ii) the expiration date of the term of such Paired Option.

          (e) Termination of Employment -- Incentive Share Options. Unless otherwise specified in the Agreement relating to a Paired Option which includes a Trust Share Option designated as an incentive share option, if the employment with the Trust of an optionee of such a Paired Option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the Code) or death or involuntary termination without Cause, each such Paired Option shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be) until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment by reason of Permanent and Total Disability or date of death or involuntary termination without Cause, as the case may be, and (ii) the expiration date of the term of such Paired Option.

     Unless otherwise specified in the Agreement relating to a Paired Option which includes a Trust Share Option designated as an incentive share option, if the employment with the Trust of an optionee of such a Paired Option terminates for Cause, each such Paired Option, whether or not then exercisable, shall terminate automatically on the effective date of such optionee's termination of employment.

     If the employment with the Trust of an optionee of a Paired Option which includes a Trust Share Option designated as an incentive share option terminates for any reason other than Permanent and Total Disability, death, Cause or involuntary termination without Cause, each such Paired Option shall be exercisable only to the extent such Paired Option is exercisable on the effective date of such optionee's termination of employment and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such Paired Option.

     If the optionee of a Paired Option which includes a Trust Share Option designated as an incentive share option dies during the one-year period following termination of employment by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such Paired Option), or if the optionee of such a Paired Option dies during the three-month period following termination of employment for any reason other than Permanent and Total Disability or Cause, each such Paired Option held by such optionee may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is three months after the date of death and (ii) the expiration date of the term of such Paired Option.

                               III. STOCK AWARDS

     3.1 STOCK AWARDS. The Committee may, in its discretion, grant Restricted Stock Awards to such Eligible Persons as may be selected by the Committee.

     3.2 TERMS OF STOCK AWARDS. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee in its discretion shall deem advisable.

          (a) Number of Shares and Other Terms. The number of Paired Shares subject to a Restricted Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

          (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee in its discretion and subject to the provisions of this Plan, for the vesting of the Paired Shares subject to such Award either (i) in accordance with the attainment or satisfaction of specified Performance Measures during the specified Restriction Period or (ii) over a period of years of employment by, service to or compliance with agreements with the Trust during the specified Restriction Period (or both), and for the forfeiture of the Paired Shares subject to such Award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such Award does not remain in the employment of or service to the Trust or in compliance with such agreements with the Trust during the specified Restriction Period. Except to the extent otherwise specified in the Agreement relating to a Restricted Stock Award, all Paired Shares subject to such an Award shall immediately vest in full in the event of a Change of Control.

          (c) Share Certificates. During the Restriction Period, a certificate or certificates evidencing Paired Shares issued as a Restricted Stock Award may be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 7.6, indicating that the ownership of the Paired Shares represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Trust, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Trust, which would permit transfer to the Trust of all or a portion of the Trust Shares and to the Corporation all or a portion of the Corporation Shares subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of any applicable Performance Measures), subject to the Trust's right to require payment of any taxes in accordance with Section 7.5, a certificate or certificates evidencing ownership of the requisite number of Paired Shares shall be delivered to the holder of such award.

          (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Trust and the Corporation, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Paired Shares.

     3.3  TERMINATION OF EMPLOYMENT OR SERVICE.

          (a) Disability, Death and Involuntary Termination Without
     Cause. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, if the holder's employment with the Trust or service as a consultant, adviser or Trustee terminates by reason of Disability, death or involuntary termination by the Trust without Cause, the Restriction Period shall terminate as of the effective date of such holder's termination of employment or service, and any applicable Performance Measures shall be computed through such date.

          (b) Other Termination. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, if the holder's employment with the Trust or service as a consultant, adviser or Trustee terminates for any reason other than Disability, death or involuntary termination without Cause, the portion of such Award which is subject to a Restriction Period on the effective date of such holder's termination of employment or service shall be forfeited by such holder and such portion shall be cancelled by the Trust.

                             IV. PERFORMANCE AWARDS

     4.1 PERFORMANCE AWARDS. The Committee may, in its discretion, grant Performance Awards to such Eligible Persons as may be selected by the Committee.

     4.2 TERMS OF PERFORMANCE AWARDS. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall in its discretion deem advisable.

          (a) Grant of Performance Awards. A Performance Award may be granted only in tandem with a Paired Option which is being or was granted under
     Section II and shall apply to all or such portion of the Paired Shares subject to such Paired Option as the Committee may designate. The Performance Period and Performance Measure of a Performance Award shall be as designated by the Committee.

          (b) Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee in its discretion and subject to the provisions of this Plan, for the vesting of such award if specified Performance Measure(s) are satisfied or met during the specified Performance Period, and for the forfeiture of such award if specified Performance Measure(s) are not satisfied or met during the specified Performance Period. To the extent not otherwise provided in such Agreement, such vesting and forfeiture provisions shall be as provided in this Plan.

          (c) Settlement of Vested Performance Awards. Vested Performance Awards shall be settled in cash to the extent that both (i) the applicable Paired Option has been exercised (whether before or after expiration of the Performance Period) with respect to Paired Shares subject to the Performance Award and (ii) the Performance Period has expired. The amount shall be the sum (without interest or compounding) of all dividends and distributions per Paired Share (subject to adjustment as provided in Section 7.7) during the Performance Period and thereafter through any subsequent exercise of Paired Options, multiplied by the number of such Paired Shares purchased upon such exercise. Except to the extent otherwise provided in the Agreement relating to a Performance Award, in the event of a Change of Control the Performance Period shall expire and the Performance Measure shall be computed through such date and the applicable Performance Award shall forthwith be settled on the date of such Change of Control or if later upon exercise of the applicable Paired Options. Notwithstanding the foregoing, if the Committee in good faith determines that a payment in settlement of a Performance Award will or is likely to render the Trust insolvent, the Committee may elect to defer such payment for a reasonable period of time and to pay at a later date with interest at such reasonable rate as the Committee may determine.

     4.3  TERMINATION OF EMPLOYMENT OR SERVICE.

          (a) Disability, Death and Involuntary Termination Without
     Cause. Except to the extent otherwise set forth in the Agreement relating to a Performance Award, if the employment of the holder of a Performance Award or his or her service as a consultant, adviser or Trustee of the Trust is terminated by reason of Disability, death or involuntary termination by the Trust without Cause, the Performance Period with respect to such Performance Award shall terminate and the Performance Measure shall be computed through such date and the applicable Performance Award shall be settled as described in Section 4.2(c) as soon as practicable within 10 days thereafter, or if later, upon exercise of the applicable Paired Option.

          (b) Other Termination. Except to the extent otherwise set forth in the Agreement relating to a Performance Award, if the holder's employment with the Trust or service as a consultant, adviser or Trustee terminates for any reason other than Disability, death, or involuntary termination by the Trust without Cause, then the Performance Period for such Performance Award shall be deemed to end on the date of such termination, no Performance Measure shall be recognized or deemed attained, satisfied or met, and the holder's Performance Award shall be forfeited to and cancelled by the Trust.

                   V. CERTAIN PROVISIONS RELATING TO TRUSTEES

     5.1 ELIGIBILITY. Each Trustee who is not an employee of the Trust or the Corporation or a subsidiary of either ("Eligible Trustee") shall be granted Paired Options and Paired Shares in accordance with this Section V. All Trust Share Options and Corporation Share Options included in the Paired Options granted under this Section V shall constitute non-qualified share options.

     5.2 GRANTS OF PAIRED OPTIONS. Each Eligible Trustee shall be granted Paired Options as follows:

          (a) Time of Grant. On June 30 of each calendar year beginning in 1997 (or, if later than June 30, on the date on which a person is first elected as a Trustee), each Eligible Trustee on such date shall be granted a Paired Option to purchase 3,000 Paired Shares (6,000 Paired Shares if such person is a Trustee of a subsidiary only and does not receive grants of Paired Shares or any cash in lieu thereof under Section 5.3) which amount shall be pro-rated if such person is first elected to serve as a Trustee on a date other than June 30 of a calendar year, at a purchase price per Paired Share equal to 100% of the Fair

     Market Value of a Paired Share on the date of grant of such Paired Option; provided, however, that the portion of the purchase price of a Paired Share which is attributable to a Trust Share shall be 100% of the fair market value of a Trust Share on the date of grant of such Paired Option and the portion of the purchase price of a Paired Share which is attributable to a Corporation Share shall be 100% of the fair market value of a Corporation Share on the date of grant of such Paired Option.

          (b) Option Period and Exercisability. Each Paired Option granted under this Article V shall be fully exercisable on and after its date of grant, shall expire ten years after its date of grant (notwithstanding termination of service as a Trustee for any reason prior to such ten-year anniversary date) and may be exercised in whole or in part (only with respect to whole Paired Shares). Paired Options granted under this Article V shall be exercisable in accordance with Section 2.2(c).

          (c) Death. If a Trustee dies while a Paired Option is outstanding, such Paired Option may thereafter be exercised by such Trustee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the expiration date of the term of such Paired Option.

     5.3 GRANTS OF PAIRED SHARES. During each calendar year commencing with 1997, each person who is an Eligible Trustee (except for Trustees of subsidiaries) on the last day of March, July, September and December shall be awarded, on a current basis or at the prior election of the Eligible Trustee under Section 5.4 on a deferred basis, a number of Paired Shares (rounded to the nearest whole share) equal to one-quarter of $25,000 divided by the Fair Market Value of a Paired Share on the immediately preceding December 31; provided that the foregoing $25,000 shall be reduced, but not below $12,500, to the extent an Eligible Trustee elects (prior to such immediately preceding December 31, or with respect to any person who became an Eligible Trustee subsequent to such date, within 10 days of becoming an Eligible Trustee) to receive cash in lieu of paired Shares under this Section 5.3 (a "Cash Election"). The Paired Shares awarded pursuant to this Section 5.3 shall not be Restricted Stock.

     5.4 DEFERRAL ELECTION. On or before December 31, 1996 and on or before each subsequent December 31 (or in the case of a person who first becomes an Eligible Trustee subsequent to December 31, within 10 days of becoming an Eligible Trustee), an Eligible Trustee may, by written notice to the Trust, elect to defer receipt (a "Deferral Election") of any or all of the Paired Shares provided in Section 5.3 (or cash to the extent of his or her Cash Election under Section 5.3) which would otherwise be thereafter payable to him or her in the manner prescribed by the Trust for such deferrals.

                                  VI. SPECIAL

     This Plan includes, or shall be deemed to include, without limitation, the following Awards of Paired Options, Performance Awards (all of which include Base Performance Measures) and Restricted Stock (unless otherwise indicated, all Awards are as of August 12, 1996 and all Paired Options are exercisable at $35.875, the Fair Market Value per Paired Share on that date):

        1. BARRY S. STERNLICHT

             (i) Award as of February 21, 1996 of 30,000 Paired Shares in the form of warrants vesting over a one year period;

             (ii) Paired Option to purchase 650,000 Paired Shares vesting over the three year period August 12, 1996 to August 12, 1999;

             (iii) Paired Option to purchase 300,000 Paired Shares vesting over the five year period August 12, 1996 to August 12, 2001;

             (iv) Performance Awards relating to all Paired Shares underlying the above Paired Options granted to Barry S. Sternlicht.

        2. STARWOOD CAPITAL GROUP L.L.C.

             Award of 167,247 Paired Shares to Starwood Capital Group L.L.C. vesting over the two year period August 12, 1996 to August 12, 1998.

        3. RONALD C. BROWN

             (i) Paired Option to purchase 25,000 Paired Shares vesting over the five year period August 12, 1996 to August 12, 2001.

             (ii) Performance Awards relating to all Paired Shares underlying the above Paired Option granted to Ronald C. Brown.

             (iii) Performance Awards relating to all Paired Shares underlying Paired Option granted April 30, 1996 to purchase 32,000 Paired Shares exercisable at $33 per Paired Share vesting over the three year period April 30, 1996 to April 30, 1999.

             (iv) Award of 15,000 Paired Shares vesting over the three year period August 12, 1996 to August 12, 1999.

        4. STEVEN R. GOLDMAN

             (i) Paired Option to purchase 25,000 Paired Shares vesting over the five year period August 12, 1996 to August 12, 2001.

             (ii) Performance Awards relating to all Paired Shares underlying the above Paired Option granted to Steven R. Goldman.

             (iii) Performance Awards relating to all Paired Shares underlying Paired Option granted April 30, 1996 to purchase 35,000 Paired Shares exercisable at $33 per Paired Share vesting over the three year period April 30, 1996 to April 30, 1999.

             (iv) Award of 25,000 Paired Shares vesting over the three year period August 12, 1996 to August 12, 1999.

                                  VII. GENERAL

     7.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan, as amended and restated as of August 12, 1996, shall be submitted to the shareholders of the Trust for approval within one year after the date of approval of such amendment and restatement by the Board and, if approved by a majority of all the votes cast at a meeting of shareholders at which a quorum is present, shall become effective as of August 12, 1996 and shall apply, without limitation, to all Awards then or theretofore made or granted under this Plan. This Plan shall terminate on June 29, 2005 (ten years after its original effective date) unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any Award granted prior to termination.

     Awards may be granted hereunder at any time prior to the termination of this Plan, provided that no Award may be granted later than ten years after the original effective date of this Plan. In the event that this Plan, as amended and restated as of August 12, 1996, is not approved by the shareholders of the Trust within one year after the date of approval by the Board, the amendments made as of August 12, 1996 and any Awards granted pursuant to the Plan as so amended and restated shall be null and void; provided that such failure to obtain shareholder approval shall have no effect on the Plan, as amended and restated as of August 17, 1995, or any Paired Options awarded thereunder.

     7.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of shareholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act and Sections 422 and 856 of the Code; provided, however, that any amendment with respect to the persons eligible to participate in this Plan or the number of Paired Shares available for Awards under this Plan shall not be effective without shareholder approval of such amendment within 12 months before or after the date such amendment is approved by the Board. No amendment may impair the rights of a holder of an outstanding Award without the consent of such holder.

     Notwithstanding any other provision hereunder, without the approval by the shareholders of the Trust, outstanding Paired Options may not be amended to reduce their exercise price (a "Repricing") to the extent that such Repricing, when added together with all prior Repricings respecting Paired Options previously exercised or then outstanding, would affect more than 212,500 Paired Shares.

     7.3 AGREEMENT. No Paired Option may be exercised and no other Award shall be valid until confirmed in writing by the Trust, and, upon such confirmation, the Award shall be effective as of the effective date set forth in such writing.

     7.4 NON-TRANSFERABILITY. No Paired Option or Performance Award shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Trust. Except to the extent permitted by the foregoing sentence, each Paired Option or Performance Award may be exercised or settled during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no Paired Option or Performance Award shall be sold, transferred, assigned, pledged, hypothecated, voluntarily encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, voluntarily encumber or otherwise dispose of any Paired Option or Performance Award, such Paired Option or Performance Award and all rights thereunder shall, to the extent of any such attempt, immediately become null and void.

     Restricted Stock granted under this Plan shall be transferable, subject to the transferee's receiving such Restricted Stock subject to the same restrictions as those applicable to the transferor. Upon any such transfer, the transferee shall execute such appropriate documents that may be requested by the Trust to evidence the transferee's acceptance of the restrictions applicable to such Restricted Stock.

     7.5 TAX WITHHOLDING. The Trust shall have the right to require, prior to the delivery of any Paired Shares or the payment of any cash pursuant to an Award made hereunder, payment by the holder of such Award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such Award. An Agreement may provide that the holder of an Award may satisfy any such obligation by any of the following means: (A) a cash payment to the Trust, (B) delivery to the Trust of previously owned whole Paired Shares (which such holder has held for at least six months prior to the delivery of such Paired Shares or which such holder purchased on the open market and for which such holder has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date the obligation to withhold or pay taxes arises in connection with an Award (the "Tax Date"), equal to the amount necessary to satisfy any such obligation, (C) in the case of the exercise of a Paired Option, a cash payment by a brokerdealer acceptable to the Trust to whom the holder has submitted an irrevocable notice of exercise or
(D) any combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the Award; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of the foregoing clauses (B) through (D). An Agreement may provide for Paired Shares to be delivered having a Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the holder's maximum marginal tax rate. Any fraction of a Paired Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

     7.6 RESTRICTIONS ON PAIRED SHARES. Each Award hereunder shall be subject to the requirement that if at any time the Trust determines that the listing, registration or qualification of the Paired Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of Paired Shares thereunder, such Paired Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Trust. The Trust may require that certificates evidencing Paired Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     Notwithstanding any other provision hereunder, no Award hereunder shall be exercisable or eligible for settlement if, as a result of either the ability to exercise or settle, or the exercise or settlement of such Award, the Trust would not satisfy the REIT Requirements in any respect. For purposes of the preceding sentence, "REIT Requirements" shall mean the requirements for the Trust to (i) qualify as a real estate investment trust under the Code and the rules and regulations promulgated thereunder, (ii) retain its status as grandfathered pursuant to Section 132(c)(3) of the Deficit Reduction Act of 1984 and (iii) retain the benefits of that certain private letter ruling issued by the Internal Revenue Service to the Trust dated as of January 4, 1980.

     7.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Paired Shares other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding Paired Option, the purchase price per security, and the number of securities subject to each Paired Option and the number of Paired Shares to be granted to Trustees pursuant to
Article V, the number and class of securities subject to each outstanding Stock Award and the terms of each outstanding Performance Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Paired Options without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to an Award under this Plan, the Trust shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value of a Paired Share on the vesting, exercise or settlement date over
(y) the exercise price or base price, if any, of such Award.

     With respect to any holder who is subject to Section 16 of the Exchange Act and notwithstanding the exercise periods set forth in paragraphs (a), (c) and
(d) of Section 2.4, paragraph (b) of Section 5.2 or as set forth pursuant to such paragraphs in any Agreement to which such holder is a party (or as may be set forth in any Agreement pursuant to paragraph (b) of Section 2.4), and notwithstanding the expiration date of the term of a Paired Option (other than a Paired Option which includes a Trust Share Option designated as an incentive share option), in the event the Trust is involved in a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a "Pooling Transaction") or pursuant to which such holder receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Trust, then each Paired Option (or option in substitution thereof) held by such holder shall be exercisable to the extent set forth in the Agreement evidencing such option until and including the latest of (x) the date set forth pursuant to the then applicable paragraph of
Section 2.4 or 5.2, or the expiration date of the term of the Paired Option, as the case may be, (y) the date which is six months and one day after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such holder may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests.

     7.8 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any Award made hereunder shall confer upon any person any right to continued employment by, or service to, the Trust, any subsidiary or any affiliate of the Trust or affect in any manner the right of the Trust, any subsidiary or any affiliate of the Trust to terminate the employment of, or service by, any person at any time without liability hereunder. For purposes of Sections 2.4(a) through (c), Sections 3.3(a) and (b), Sections 4.3(a) and (b) and Section 5.4, employment with the Trust or service as a consultant, adviser or Trustee includes such employment or service with or for a subsidiary or affiliate of the Trust. It does not, however, include such employment or service with or for Starwood Capital Group, L.L.C. or its successors.

     7.9 RIGHTS AS SHAREHOLDER. No person shall have any rights as a shareholder of the Trust or Trust with respect to any Trust Shares or Corporation Shares which are subject to an Award hereunder until such person becomes a shareholder of record with respect to such Trust Shares and Corporation Shares.

     7.10 DESIGNATION OF BENEFICIARY. If permitted by the Trust, an Eligible Person who is granted an Award hereunder may file with the Committee a written designation of one or more persons as such Eligible Person's beneficiary or beneficiaries (both primary and contingent) in the event of the person's death.

     Each beneficiary designation shall become effective only when filed in writing with the Committee during such Eligible Person's lifetime on a form prescribed by the Committee. Such person's spouse who is domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

     To the extent an outstanding Paired Option granted hereunder is exercisable or an outstanding Performance Award may be settled in accordance with the terms of this Plan and the Agreement relating to such Award, such beneficiary or beneficiaries shall be entitled to exercise such Paired Option or settle such Performance Award.

     If such an Eligible Person fails to designate a beneficiary, or if all designated beneficiaries predecease him, then each outstanding Award hereunder held by such Eligible Person to the extent vested, exercisable or eligible for settlement, may be exercised or settled by such Eligible Person's executor, administrator, legal representative or similar person.

     7.11 GOVERNING LAW. This Plan, each Award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Maryland and construed in accordance therewith without giving effect to principles of conflicts of laws.

     7.12 TERMINATION OF PAIRING AGREEMENT. Notwithstanding anything in this Plan to the contrary, if at any time the Agreement dated June 25, 1980, as amended, by and between the Trust and the Corporation, pursuant to which Trust Shares and Corporation Shares are paired on a share-for-share basis, is terminated for any reason and as a result of such termination Trust Shares and Corporation Shares no longer are required to be transferred together, then concurrently with such termination (i) Paired Options will no longer be granted hereunder; (ii) Stock Awards and Performance Awards will no longer be made with respect to Paired Shares; (iii) only Trust Share Options, Stock Awards and Performance Awards relating to the Trust Shares may thereafter be granted or made hereunder; (iv) each then outstanding Award shall constitute a wholly separate and independent Trust Share Award and Corporation Share Award and the Trust, in its discretion, may require that each Agreement evidencing such an Award be returned to the Trust for cancellation in exchange for separate agreements evidencing the Trust Share Award and Corporation Share Award subject to such Award; (v) Trust Share Awards and Corporation Share Awards shall no longer be required to be exercised, terminated, cancelled, forfeited, transferred or otherwise disposed of together; and (vi) the fair market value and the "closing price" of the Trust Shares and Corporation Shares as used herein shall thereafter be deemed to refer, respectively, to the fair market value and the closing price of a Trust Share and a Corporation Share.

     7.13 GLOSSARY. As used herein, the following words shall have the meanings indicated.

     "AGREEMENT" shall mean the written agreement evidencing an Award hereunder between the Trust and the recipient of such Award.

     "AWARD" shall include a grant of Paired Options, an award of Restricted Stock and an award of a Performance Award under this Plan.

     "BASE PERFORMANCE MEASURE" shall mean a 15% Shareholder Return over the Performance Period of five years commencing August 12, 1996.

     "BOARD" shall mean the Board of Trustees of the Trust.

     "CAUSE" shall mean embezzlement or misappropriation of the Trust's funds or other assets, other act deemed by the Committee in the good faith exercise of its sole discretion to be an act of dishonesty in respect to the Trust, significant activities materially harmful to the reputation of the Trust, willful and repeated refusal to perform or substantial disregard of the duties properly assigned to the holder by the Trust (other than as a result of Disability), material violation of any statutory or common law duty of loyalty to the Trust or a material breach by the holder of the holder's employment agreement with the Trust, if any (subject to any cure period therein provided).

     "CHANGE OF CONTROL" shall mean:

          (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13 (d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 51% or more of either (i) the then outstanding Paired Shares, including for this purpose Partnership Units of SLT Realty Limited Partnership and SLC Operating Limited Partnership exchangeable for Paired Shares (collectively, the "Outstanding Paired Shares") or (ii) the combined voting power of the then outstanding securities of the Trust entitled to vote generally in the election of trustees (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition by the Trust, (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Trust or any corporation or trust controlled by the Trust or (C) any acquisition by any corporation or trust pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition.

          (2) individuals who, as of January 1, 1997 constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a trustee of the Trust subsequent to January 1, 1997 whose election or nomination for election by the Trust's shareholders was approved (other than in connection with a material transaction relating to the Trust or the Corporation or their assets or the Paired Shares or Partnership Units) by the vote of at least majority of the Trustees then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a Trustee of the Trust as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consent by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

          (3) consummation by the Trust of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Trust (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Paired Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 66 2/3% of, respectively, the outstanding shares of beneficial interest or common stock, and the combined voting power of the outstanding securities of such trust or corporation entitled to vote generally in the election of trustees or directors, as the case may be, of the trust or corporation resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Trust or all or substantially all of the Trust's assets either directly or indirectly in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Paired Shares and the Outstanding Voting Securities as the case may be), (ii) no Person (other than: the Trust; any employee benefit plan (or related trust) sponsored or maintained by the Trust or any trust or corporation controlled by the Trust; the trust or corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 33 1/3% or more of the Outstanding Paired Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33 1/3% or more of, respectively, the outstanding shares of beneficial interest or common stock of the trust or corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such trust or corporation entitled to vote generally in the election of trustees or directors and
     (iii) individuals who were members of the incumbent Board will constitute at least a majority of the members of the board of trustees or directors of the trust or corporation resulting from such Corporate Transaction; or

          (4) approval by the shareholders of the Trust of a plan of complete liquidation or dissolution of the Trust.

     "COMMITTEE" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) at the election of the Board, an "outside director" within the meaning of Section 162(m) of the Code (subject to any transition rules applicable to the definition of outside director).

     "DISABILITY" shall mean the inability of the holder of an Award substantially to perform such holder's duties and responsibilities for a continuous period of at least six months.

     "ELIGIBLE PERSONS" shall have the meaning set forth in Section 1.4.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" shall mean the closing transaction price of a Paired Share as reported in the New York Stock Exchange Composite Transactions on the first business day immediately preceding the date as of which such value is being determined, or, if there shall be no reported transaction on such day, on the next preceding business day for which a transaction was reported; provided that if the Fair Market Value of a Paired Share for any date cannot be determined as above provided, Fair Market Value of a Paired Share shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     "PERFORMANCE MEASURES" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of a Paired Option, or (ii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt or retention, in the case of a Restricted Stock Award, of the Paired Shares subject to such award, or, in the case of a Performance Award, of payment with respect to such award. Such criteria and objectives may include, without limitation, one or more of the following: the attainment by a Paired Share of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Trust, revenues, market share, funds from operations, cash flow or cost reduction goals, or any combination of the foregoing. The Committee may, in its sole discretion, amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Trust or its financial statements or changes in law or accounting principles. If the Committee consists solely of "outside directors" (within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder) and the Committee desires that compensation payable pursuant to any award subject to Performance Measures shall be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee no later than the end of the first quarter of the Performance Period or Restriction Period, as applicable (or such other time permitted pursuant to Treasury Regulations promulgated under Section 162(m) of the Code or otherwise permitted by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard. Unless otherwise designated by the Committee, the Performance Measure shall be the Base Performance Measure.

     "PERFORMANCE PERIOD" shall mean any period designated by the Committee for which the Performance Measures shall be calculated. The Performance Period shall be the five year period commencing August 12, 1996 unless otherwise designated by the Committee.

     "PERFORMANCE AWARD" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive a payment in cash.

     "PERMANENT AND TOTAL DISABILITY" shall have the meaning set forth in
Section 22(e)(3) of the Code or any successor thereto.

     "RESTRICTED STOCK" shall mean Paired Shares that are subject to a Restriction Period.

     "RESTRICTION PERIOD" shall mean any period designated by the Committee during which the Paired Shares subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise voluntarily encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

     "SHAREHOLDER RETURN" shall mean the per annum compounded rate of increase in the Fair Market Value of an investment in Paired Shares on the first day of the Performance Period (assuming purchase of Paired Shares at their Fair Market Value on such day) through the last day of the Performance Period, plus all dividends or distributions paid with respect to such Paired Shares during the Performance Period, and assuming reinvestment in Paired Shares of all such dividends and distributions, adjusted to give effect to Section 7.7 of this Plan.

     "STOCK AWARD" or "Restricted Stock Award" shall mean an award of Restricted Stock.

                                                                       EXHIBIT B

                          STARWOOD LODGING CORPORATION
                         1995 LONG-TERM INCENTIVE PLAN
                  (AMENDED AND RESTATED AS OF AUGUST 12, 1996)

                                I. INTRODUCTION

     1.1 PURPOSES AND GENERAL. The purposes of the 1995 Long-Term Incentive Plan (the "Plan") of Starwood Lodging Corporation (the "Corporation"), as amended and restated as of August 12, 1996, are to align the interests of the Corporation's shareholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Corporation's growth and success and to advance the interests of the Corporation by attracting and retaining officers, key employees, consultants and advisers, as well as qualified persons for service as directors of the Corporation ("Directors"). For purposes of this Plan, references to employment by or service as an officer, employee, consultant, adviser or Director of the Corporation shall also mean employment by or service as an officer, employee, consultant, adviser or director of a subsidiary of the Corporation. In addition, references to Directors include persons elected as Directors who will begin to serve as Directors at a future date.

     This Plan seeks to accomplish the foregoing purposes by providing a means whereby (i) options to purchase from the Corporation shares of common stock, par value $.01 per share, of the Corporation ("Corporation Shares") and options to purchase from the Corporation shares of beneficial interest, par value $.01 per share, of Starwood Lodging Trust ("Trust Shares") may be granted in accordance with Section II to Eligible Persons and shall be granted, in accordance with
Section V, to Directors, (ii) Corporation Shares and Trust Shares may be granted in accordance with Section III to Eligible Persons, and shall be granted in accordance with Section V to Directors, and (iii) Performance Awards may be granted in accordance with Section IV to Eligible Persons. Pursuant to an Agreement dated June 25, 1980, as amended, between the Corporation and Starwood Lodging Trust (the "Trust"), all outstanding Corporation Shares and Trust Shares are paired on a one-for-one basis and trade as units consisting of one Corporation Share and one Trust Share ("Paired Shares"). Accordingly, each option to purchase Corporation Shares (a "Corporation Share Option") shall be paired with an option to purchase an equal number of Trust Shares (a "Trust Share Option" and each such paired Corporation Share Option and Trust Share Option is herein referred to as a "Paired Option"); similarly, each award of Corporation Shares shall be paired with an award of an equal number of Trust Shares.

     Each Paired Option or Stock Award may be exercised, terminated, cancelled, forfeited, transferred or otherwise disposed of only in units consisting of Paired Shares. Accordingly, a Corporation Share Option, or portion thereof, or a Corporation Share, or portion thereof, may be exercised, terminated, cancelled, forfeited, transferred or otherwise disposed of only in connection with, and to the same extent as, the exercise, termination, cancellation, forfeiture, transfer or other disposition of a Trust Share Option or Trust Share, as the case may be. The Committee may designate that a Corporation Share Option constituting part of a Paired Option is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision (an "incentive share option"). No Trust Share Option constituting part of a Paired Option hereunder may be an "incentive stock option" within the meaning of Section 422 of the Code.

     1.2 CERTAIN DEFINITIONS. As used herein, the words set forth in the Glossary contained in Section 7.13 shall have the meanings therein indicated.

     1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Any one or a combination of the following Awards may be made under this Plan to Eligible Persons: (i) Paired Options; (ii) Restricted Stock Awards; (iii) Performance Awards. The Committee may, subject to the terms of this Plan, select Eligible Persons for participation in the Plan and shall determine the form, amount and timing of each Award and, if applicable, the number of Paired Options, Paired Shares or Performance Awards subject to such an Award, the exercise price or base price associated with the Award, including the portion that is attributable to the Corporation Share or Corporation Share Option and the Trust Share or the Trust Share Option, respectively, the time and conditions of exercise or settlement of the Award and all other terms and conditions of the Award, including without limitation the form of the Agreement relating to the Award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed by Section 162(m) of the Code and regulations promulgated thereunder in the case of an Award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding Paired Options shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Award shall lapse, (iv) the Performance Measures applicable to any outstanding Paired Option or Restricted Stock Award and to any outstanding Performance Award shall be deemed to be satisfied in whole or in part.

     The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an Award, conditions with respect to the Award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties. Each Award shall be evidenced by a written Agreement between the Corporation and the holder setting forth the terms and conditions applicable to such Award.

     Subject to the express provisions of this Plan, the Committee shall have the authority:

          (1) to determine from among those persons eligible to receive an Award the particular Eligible Persons who will receive any Awards;

          (2) to grant Awards to Eligible Persons, determine the price at which Awards will be offered or awarded and the amount of Awards to any of such Persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

          (3) to approve the forms and terms of Agreements, which need not be identical either as to type of Award or among Eligible Persons;

          (4) to construe and interpret this Plan and any Agreements, further define the terms used in this Plan and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (5) to cancel, modify or waive the Corporation's rights with respect to, any or all outstanding Awards;

          (6) to accelerate the exercisability or vesting or extend the term of any or all such outstanding Awards within the maximum term permitted under this Plan; and

          (7) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

     Any action taken by, or inaction of, the Corporation, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, each of the Board and the Committee may act in its absolute discretion in matters within its authority related to this Plan.

     In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation shall be liable for any such action or determination taken or made or omitted in good faith.

                                       (2)

     The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation.

     The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or Chief Operating Officer or other executive officer of the Corporation as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the grant of an Award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an Award hereunder to such employee would be outstanding, if the Committee intends that compensation payable pursuant to such an Award be qualified performance-based compensation, or (ii) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer or other person.

     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

     1.4 ELIGIBILITY. Participants in this Plan shall consist of such officers, key employees, consultants, advisers and Directors of the Corporation and its subsidiaries as the Committee in its sole discretion may select from time to time ("Eligible Persons"), provided that only employees of the Corporation (or a subsidiary of the Corporation) will be Eligible Persons to whom may be granted a Paired Option which includes a Corporation Share Option designated as an incentive share option. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Directors shall also participate in this Plan in accordance with Section V.

     1.5 SHARES AVAILABLE. Subject to adjustment as provided in Section 7.7, the aggregate number of Paired Shares available from time to time for all Awards of Paired Options or Stock Awards under this Plan and the Trust's 1995 LongTerm Incentive Plan (the "Trust Plan") (with respect to Paired Options, including all Paired Options whether or not they include Corporation Share Options that are designated as incentive share options) shall be 4,250,000 Paired Shares, reduced by the aggregate number of Paired Shares subject to outstanding Paired Options and outstanding Stock Awards under this Plan and the Trust Plan. Subject to adjustment as provided in Section 7.7, the number of Paired Shares available for grants of Paired Options that include Corporation Share Options that are designated as incentive share options shall be 4,250,000, reduced by the aggregate number of Paired Shares which become subject to (x) outstanding Paired Options under this Plan, including each Paired Option that does not include a Corporation Share Option that is designated as an incentive share option and (y) outstanding options to purchase Paired Shares under the Trust Plan.

     To the extent that Paired Shares subject to (i) an outstanding Paired Option, (ii) an outstanding option to purchase Paired Shares under the Trust Plan or (iii) a Stock Award, are not issued or delivered or are cancelled or forfeited by reason of the expiration, termination, cancellation or forfeiture of any such Award or by reason of the delivery or withholding of Paired Shares to pay all or a portion of the exercise price of an Award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an Award, then such Paired Shares shall again be available under this Plan.

     Paired Shares to be delivered under this Plan shall be made available (i)
(A) by the Corporation from authorized and unissued Corporation Shares issued by the Corporation directly to the holder and (B) by the Trust from authorized and unissued Trust Shares issued by the Trust directly to the Corporation for delivery to the holder, (ii) from authorized and issued Paired Shares acquired and held by the Corporation or (iii) a combination thereof.

     The maximum number of Paired Shares with respect to which Paired Options or Stock Awards or a combination thereof may be granted during calendar year beginning on January 1, 1996 to any person shall be 1,250,000 and during any calendar year beginning on or after January 1, 1997 shall be 600,000, in each case subject to adjustment as provided in Section 7.7.

                                       (3)

                               II. PAIRED OPTIONS

     2.1 AWARDS OF PAIRED OPTIONS. The Committee may, in its discretion, grant Paired Options to such Eligible Persons as may be selected by the Committee. Each Corporation Share Option, or portion thereof, that is not an incentive share option, shall be a non-qualified share option. Each Paired Option that includes a Corporation Share Option that is designated as an incentive share option shall be granted within ten years of the original effective date of this Plan (June 29, 1995). To the extent that the aggregate fair market value (determined as of the date of grant) of Corporation Shares with respect to which Corporation Share Options designated as incentive share options are exercisable for the first time by a holder during any calendar year (under this Plan or any other plan of the Corporation or any parent or subsidiary) exceeds the amount (currently $100,000) established by the Code, such Corporation Share Options shall constitute non-qualified share options. The "fair market value" of a Corporation Share shall be that portion of the Fair Market Value of a Paired Share which the Committee determines to be attributable to the Corporation Share by applying in good faith a method of valuation permissible under Section 422 of the Code.

     2.2 TERMS OF PAIRED OPTIONS. Paired Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Number of Paired Shares and Purchase Price. The number of Paired Shares subject to a Paired Option and the purchase price per Paired Share purchasable upon exercise of the Paired Option, including the portions of the purchase price of a Paired Share that are attributable to a Corporation Share and a Trust Share, respectively, shall be determined by the Committee; provided, however, that (i) the purchase price per Paired Share shall not be less than 100% of the Fair Market Value of a Paired Share on the date of grant of such Paired Option, (ii) the portion of the purchase price of a Paired Share which the Committee determines to be attributable to a Corporation Share shall not be less than 100% of the fair market value of a Corporation Share on the date of grant of such Paired Option, and
     (iii) the portion of the purchase price of a Paired Share which the Committee determines to be attributable to a Trust Share (including the portion of the purchase price, if any, of any such option attributable to a Trust Share) shall not be less than 100% of the fair market value of a Trust Share on the date of grant of such Paired Option; provided further, that if a Corporation Share Option designated as an incentive share option shall be granted to any person who, at the time such incentive share option is granted, owns capital stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation (or of any parent or subsidiary) (a "Ten Percent Holder"), the purchase price per Corporation Share shall be the price (currently 110% of fair market value of a Corporation Share) required by the Code in order to constitute an incentive share option. The fair market value of a Trust Share shall be that portion of the Fair Market Value of a Paired Share which the Committee determines to be attributable to the Trust Share.

          (b) Option Period and Exercisability. The period during which a Paired Option may be exercised shall be determined by the Committee; provided, however, that no Paired Option which includes a Corporation Share Option designated as an incentive share option shall be exercised later than ten years after its date of grant; provided further, that if a Paired Option which includes a Corporation Share Option designated as an incentive share option shall be granted to a Ten Percent Holder, such Paired Option shall not be exercised later than five years after its date of grant. The Committee shall determine whether a Paired Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Paired Option, or portion thereof, may be exercised only with respect to whole Paired Shares. Except to the extent otherwise specified in the Agreement relating to a Paired Option, in the event of a Change of Control, such Paired Option shall become immediately exercisable for the full amount of Paired Shares subject thereto and shall be exercisable until expiration of the term of such Paired Option.

          (c) Method of Exercise. A Paired Option may be exercised (i) by giving written notice to the Corporation specifying the number of whole Paired Shares to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Corporation's satisfaction) either
     (A) in

                                       (4)
     cash, (B) by delivery of previously owned whole Paired Shares (which the holder has held for at least six months prior to the delivery of such Paired Shares or which the holder purchased on the open market and for which the holder has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Corporation to whom the holder has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the Paired Option and (ii) by executing such documents as the Corporation may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to either clause
     (B) or (C). Any fraction of a Paired Share which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the holder. No certificate representing a Paired Share shall be delivered until the full purchase price therefor has been paid.

     2.3  (Omitted)

     2.4  TERMINATION OF EMPLOYMENT OR SERVICE.

          (a) Disability and Death. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if the optionee's employment with the Corporation or service as a consultant, adviser or Director terminates by reason of Disability, death, or involuntary termination by the Corporation without Cause, each Paired Option held by such optionee shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment or service or date of death, as the case may be, and (ii) the expiration date of the term of such Paired Option.

          (b) Termination for Cause. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if the optionee's employment with the Corporation or service as a consultant, adviser or Director terminates for Cause, each Paired Option held by such optionee, whether or not then exercisable, shall terminate automatically on the effective date of such optionee's termination of employment or service.

          (c) Other Termination. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if the optionee's employment with the Corporation or service as a consultant, adviser or Director terminates for any reason other than Disability, death, involuntary termination by the Corporation without Cause or Cause, each Paired Option held by such optionee shall be exercisable only to the extent that such Paired Option is exercisable on the effective date of such optionee's termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such Paired Option.

          (d) Death Following Termination of Employment or Service. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to a Paired Option, if an optionee dies during the one-year period following termination of employment or service by reason of Disability or involuntary termination by the Corporation without Cause, or if an optionee dies during the three-month period following termination of employment or service for any reason other than involuntary termination by the Corporation without Cause, Disability or Cause (or, in each case, such other period as the Committee may specify in the Agreement relating to a Paired Option), each Paired Option held by such optionee may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such Paired Option) after the date of death (but in the case of death following termination of employment or service by reason of Disability or involuntary termination by the Corporation without Cause, no less than one year (or such

                                       (5)
     other period as set forth in the Agreement relating to such paired Option) after the date of death, and (ii) the expiration date of the term of such Paired Option.

          (e) Termination of Employment -- Incentive Share Options. Unless otherwise specified in the Agreement relating to a Paired Option which includes a Corporation Share Option designated as an incentive share option, if the employment with the Corporation of an optionee of such a Paired Option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the Code) or death or involuntary termination without Cause, each such Paired Option shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be) until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment by reason of Permanent and Total Disability or date of death or involuntary termination without Cause, as the case may be, and (ii) the expiration date of the term of such Paired Option.

     Unless otherwise specified in the Agreement relating to a Paired Option which includes a Corporation Share Option designated as an incentive share option, if the employment with the Corporation of an optionee of such a Paired Option terminates for Cause, each such Paired Option, whether or not then exercisable, shall terminate automatically on the effective date of such optionee's termination of employment.

     If the employment with the Corporation of an optionee of a Paired Option which includes a Corporation Share Option designated as an incentive share option terminates for any reason other than Permanent and Total Disability, death, Cause or involuntary termination without Cause, each such Paired Option shall be exercisable only to the extent such Paired Option is exercisable on the effective date of such optionee's termination of employment and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such Paired Option.

     If the optionee of a Paired Option which includes a Corporation Share Option designated as an incentive share option dies during the one-year period following termination of employment by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such Paired Option), or if the optionee of such a Paired Option dies during the three-month period following termination of employment for any reason other than Permanent and Total Disability or Cause, each such Paired Option held by such optionee may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is three months after the date of death and (ii) the expiration date of the term of such Paired Option.

                               III. STOCK AWARDS

     3.1 STOCK AWARDS. The Committee may, in its discretion, grant Restricted Stock Awards to such Eligible Persons as may be selected by the Committee.

     3.2 TERMS OF STOCK AWARDS. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee in its discretion shall deem advisable.

          (a) Number of Shares and Other Terms. The number of Paired Shares subject to a Restricted Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

          (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee in its discretion and subject to the provisions of this Plan, for the vesting of the Paired Shares subject to such Award either (i) in accordance with the attainment or satisfaction of specified Performance Measures during the specified Restriction Period or (ii) over a period of years of employment by, service to or compliance with agreements with the Corporation during

                                       (6)
     the specified Restriction Period (or both), and for the forfeiture of the Paired Shares subject to such Award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such Award does not remain in the employment of or service to the Corporation or in compliance with such agreements with the Corporation during the specified Restriction Period. Except to the extent otherwise specified in the Agreement relating to a Restricted Stock Award, all Paired Shares subject to such an Award shall immediately vest in full in the event of a Change of Control.

          (c) Share Certificates. During the Restriction Period, a certificate or certificates evidencing Paired Shares issued as a Restricted Stock Award may be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 7.6, indicating that the ownership of the Paired Shares represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Corporation, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Corporation, which would permit transfer to the Corporation of all or a portion of the Corporation Shares and to the Trust all or a portion of the Trust Shares subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of any applicable Performance Measures), subject to the Corporation's right to require payment of any taxes in accordance with Section 7.5, a certificate or certificates evidencing ownership of the requisite number of Paired Shares shall be delivered to the holder of such award.

          (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Corporation and the Trust, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Paired Shares.

     3.3  TERMINATION OF EMPLOYMENT OR SERVICE.

          (a) Disability, Death and Involuntary Termination Without
     Cause. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, if the holder's employment with the Corporation or service as a consultant, adviser or Director terminates by reason of Disability, death or involuntary termination by the Corporation without Cause, the Restriction Period shall terminate as of the effective date of such holder's termination of employment or service, and any applicable Performance Measures shall be computed through such date.

          (b) Other Termination. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, if the holder's employment with the Corporation or service as a consultant, adviser or Director terminates for any reason other than Disability, death or involuntary termination without Cause, the portion of such Award which is subject to a Restriction Period on the effective date of such holder's termination of employment or service shall be forfeited by such holder and such portion shall be cancelled by the Corporation.

                             IV. PERFORMANCE AWARDS

     4.1 PERFORMANCE AWARDS. The Committee may, in its discretion, grant Performance Awards to such Eligible Persons as may be selected by the Committee.

     4.2 TERMS OF PERFORMANCE AWARDS. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall in its discretion deem advisable.

          (a) Grant of Performance Awards. A Performance Award may be granted only in tandem with a Paired Option which is being or was granted under
     Section II and shall apply to all or such portion of the

                                       (7)

     Paired Shares subject to such Paired Option as the Committee may designate. The Performance Period and Performance Measure of a Performance Award shall be as designated by the Committee.

          (b) Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee in its discretion and subject to the provisions of this Plan, for the vesting of such award if specified Performance Measure(s) are satisfied or met during the specified Performance Period, and for the forfeiture of such award if specified Performance Measure(s) are not satisfied or met during the specified Performance Period. To the extent not otherwise provided in such Agreement, such vesting and forfeiture provisions shall be as provided in this Plan.

          (c) Settlement of Vested Performance Awards. Vested Performance Awards shall be settled in cash to the extent that both (i) the applicable Paired Option has been exercised (whether before or after expiration of the Performance Period) with respect to Paired Shares subject to the Performance Award and (ii) the Performance Period has expired. The amount shall be the sum (without interest or compounding) of all dividends and distributions per Paired Share (subject to adjustment as provided in Section 7.7) during the Performance Period and thereafter through any subsequent exercise of Paired Options, multiplied by the number of such Paired Shares purchased upon such exercise. Except to the extent otherwise provided in the Agreement relating to a Performance Award, in the event of a Change of Control the Performance Period shall expire and the Performance Measure shall be computed through such date and the applicable Performance Award shall forthwith be settled on the date of such Change of Control or if later upon exercise of the applicable Paired Options. Notwithstanding the foregoing, if the Committee in good faith determines that a payment in settlement of a Performance Award will or is likely to render the Corporation insolvent, the Committee may elect to defer such payment for a reasonable period of time and to pay at a later date with interest at such reasonable rate as the Committee may determine.

     4.3  TERMINATION OF EMPLOYMENT OR SERVICE.

          (a) Disability, Death and Involuntary Termination Without
     Cause. Except to the extent otherwise set forth in the Agreement relating to a Performance Award, if the employment of the holder of a Performance Award or his or her service as a consultant, adviser or Director of the Corporation is terminated by reason of Disability, death or involuntary termination by the Corporation without Cause, the Performance Period with respect to such Performance Award shall terminate and the Performance Measure shall be computed through such date and the applicable Performance Award shall be settled as described in Section 4.2(c) as soon as practicable within 10 days thereafter, or if later, upon exercise of the applicable Paired Option.

          (b) Other Termination. Except to the extent otherwise set forth in the Agreement relating to a Performance Award, if the holder's employment with the Corporation or service as a consultant, adviser or Director terminates for any reason other than Disability, death, or involuntary termination by the Corporation without Cause, then the Performance Period for such Performance Award shall be deemed to end on the date of such termination, no Performance Measure shall be recognized or deemed attained, satisfied or met, and the holder's Performance Award shall be forfeited to and cancelled by the Corporation.

                  V. CERTAIN PROVISIONS RELATING TO DIRECTORS

     5.1 ELIGIBILITY. Each Director who is not an employee of the Corporation or the Trust or a subsidiary of either ("Eligible Director") shall be granted Paired Options and Paired Shares in accordance with this Section V. All Corporation Share Options and Trust Share Options included in the Paired Options granted under this Section V shall constitute non-qualified share options.

     5.2 GRANTS OF PAIRED OPTIONS. Each Eligible Director shall be granted Paired Options as follows:

          (a) Time of Grant. On June 30 of each calendar year beginning in 1997 (or, if later than June 30, on the date on which a person is first elected as a Director), each Eligible Director on such date shall be

                                       (8)
     granted a Paired Option to purchase 3,000 Paired Shares (6,000 Paired Shares if such person is a Director of a subsidiary only and does not receive grants of Paired Shares or any cash in lieu thereof under Section 5.3) which amount shall be pro-rated if such person is first elected to serve as a Director on a date other than June 30 of a calendar year, at a purchase price per Paired Share equal to 100% of the Fair Market Value of a Paired Share on the date of grant of such Paired Option; provided, however, that the portion of the purchase price of a Paired Share which is attributable to a Corporation Share shall be 100% of the fair market value of a Corporation Share on the date of grant of such Paired Option and the portion of the purchase price of a Paired Share which is attributable to a Trust Share shall be 100% of the fair market value of a Trust Share on the date of grant of such Paired Option.

          (b) Option Period and Exercisability. Each Paired Option granted under this Article V shall be fully exercisable on and after its date of grant, shall expire ten years after its date of grant (notwithstanding termination of service as a Director for any reason prior to such ten-year anniversary date) and may be exercised in whole or in part (only with respect to whole Paired Shares). Paired Options granted under this Article V shall be exercisable in accordance with Section 2.2(c).

          (c) Death. If a Director dies while a Paired Option is outstanding, such Paired Option may thereafter be exercised by such Director's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the expiration date of the term of such Paired Option.

     5.3 GRANTS OF PAIRED SHARES. During each calendar year commencing with 1997, each person who is an Eligible Director (except for Directors of subsidiaries on the last day of March, July, September and December shall be awarded, on a current basis or at the prior election of the Eligible Director under Section 5.4 on a deferred basis, a number of Paired Shares (rounded to the nearest whole share) equal to one-quarter of $25,000 divided by the Fair Market Value of a Paired Share on the immediately preceding December 31; provided that the foregoing $25,000 shall be reduced, but not below $12,500, to the extent an Eligible Director elects (prior to such immediately preceding December 31, or with respect to any person who became an Eligible Director subsequent to such date, within 10 days of becoming an Eligible Director) to receive cash in lieu of paired Shares under this Section 5.3 (a "Cash Election"). The Paired Shares awarded pursuant to this Section 5.3 shall not be Restricted Stock.

     5.4 DEFERRAL ELECTION. On or before December 31, 1996 and on or before each subsequent December 31 (or in the case of a person who first becomes an Eligible Director subsequent to December 31, within 10 days of becoming an Eligible Director), an Eligible Director may, by written notice to the Corporation, elect to defer receipt (a "Deferral Election") of any or all of the Paired Shares provided in Section 5.3 (or cash to the extent of his or her Cash Election under Section 5.3) which would otherwise be thereafter payable to him or her in the manner prescribed by the Corporation for such deferrals.

                                  VI. SPECIAL

     This Plan includes, or shall be deemed to include, without limitation, the following Awards of Paired Options, Performance Awards (all of which include Base Performance Measures) and Restricted Stock (unless otherwise indicated, all Awards are as of August 12, 1996 and all Paired Options are exercisable at 35.875, the Fair Market Value per Paired Share on that date):

        1. ERIC A. DANZIGER

             (i) Paired Option to purchase 75,000 Paired Shares vesting over the five year period August 12, 1996 to August 12, 2001.

             (ii) Performance Awards relating to all Paired Shares underlying the above Paired Options granted to Eric A. Danziger.

             (iii) Performance Awards relating to all Paired Shares underlying Paired Option granted to Eric A. Danziger to purchase 125,000 Paired Shares at an exercise price of $36 3/4 per Paired Share

                                       (9)
        vesting over the three year period June 27, 1996 to June 27, 1999 granted June 27, 1996 in connection with Mr. Danziger's employment agreement dated June 27, 1996.

             (iv) Award of 66,815 Paired Shares on June 27, 1996 vesting over the three year period June 27, 1996 to June 27, 1999 in connection with Mr. Danziger's employment agreement dated June 27, 1996.

        2. THEODORE DARNALL

             (i) Paired Option to purchase 50,000 Paired Shares vesting over the five year period August 12, 1996 to August 12, 2000.

             (ii) Performance Awards relating to all Paired Shares underlying the above Paired Option granted to Theodore Darnall.

             (iii) Performance Awards relating to all Paired Shares underlying Paired Option to purchase 50,000 Paired Shares at an exercise price of $33 1/8 per Paired Share vesting over the three year period April 26, 1996 to April 26, 1999 granted April 26, 1996 in connection with Mr. Darnall's employment agreement dated April 19, 1996.

             (iv) Award of 30,189 Paired Shares on April 26, 1996 vesting over the three year period April 26, 1996 to April 26, 1999 in connection with Mr. Darnall's employment agreement dated April 19, 1996.

        3. SUSAN R. BOLGER

             (i) Paired Option to purchase 30,000 paired shares at an exercise price of $39 3/4 per share vesting over the three year period September 9, 1996 to September 9, 1999 granted September 9, 1996 in connection with Ms. Bolger's employment agreement dated August 15, 1996.

             (ii) Award of 8,805 Paired Shares on September 9, 1996, vesting over the three year period September 9, 1996 to September 9, 1999 in connection with Ms. Bolger's employment agreement dated August 15, 1996.

                                  VII. GENERAL

     7.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan, as amended and restated as of August 12, 1996, shall be submitted to the stockholders of the Corporation for approval within one year after the date of approval of such amendment and restatement by the Board and, if approved by a majority of all the votes cast at a meeting of stockholders at which a quorum is present, shall become effective as of August 12, 1996 (and shall apply, without limitation, to all Awards then or theretofore made or granted under this Plan). This Plan shall terminate on June 29, 2005 (ten years after its original effective date) unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any Award granted prior to termination.

     Awards may be granted hereunder at any time prior to the termination of this Plan, provided that no Award may be granted later than ten years after the original effective date of this Plan. In the event that this Plan, as amended and restated as of August 12, 1996, is not approved by the stockholders of the Corporation within one year after the date of approval by the Board, the amendments made as of August 12, 1996 and any Awards granted pursuant to the Plan as so amended and restated shall be null and void; provided that such failure to obtain stockholder approval shall have no effect on the Plan, as amended and restated as of August 17, 1995, or any Paired Options awarded thereunder.

     7.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act and Sections 422 and 856 of the Code; provided, however, that any amendment with respect to the persons eligible to participate in this Plan or the number of Paired Shares available for Awards under this Plan shall not be effective without stockholder approval of such amendment within 12 months before or after the date such amendment is approved by the Board. No amendment may impair the rights of a holder of an outstanding Award without the consent of such holder.

                                      (10)

     Notwithstanding any other provision hereunder, without the approval by the stockholders of the Corporation, outstanding Paired Options may not be amended to reduce their exercise price (a "Repricing") to the extent that such Repricing, when added together with all prior Repricings respecting Paired Options previously exercised or then outstanding, would affect more that 212,500 Paired Shares.

     7.3 AGREEMENT. No Paired Option may be exercised and no other Award shall be valid until confirmed in writing by the Corporation, and, upon such confirmation, the Award shall be effective as of the effective date set forth in such writing.

     7.4 NON-TRANSFERABILITY. No Paired Option or Performance Award shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Corporation. Except to the extent permitted by the foregoing sentence, each Paired Option or Performance Award may be exercised or settled during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no Paired Option or Performance Award shall be sold, transferred, assigned, pledged, hypothecated, voluntarily encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, voluntarily encumber or otherwise dispose of any Paired Option or Performance Award, such Paired Option or Performance Award and all rights thereunder shall, to the extent of any such attempt, immediately become null and void.

     Restricted Stock granted under this Plan shall be transferable, subject to the transferee's receiving such Restricted Stock subject to the same restrictions as those applicable to the transferor. Upon any such transfer, the transferee shall execute such appropriate documents that may be requested by the Corporation to evidence the transferee's acceptance of the restrictions applicable to such Restricted Stock.

     7.5 TAX WITHHOLDING. The Corporation shall have the right to require, prior to the delivery of any Paired Shares or the payment of any cash pursuant to an Award made hereunder, payment by the holder of such Award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such Award. An Agreement may provide that the holder of an Award may satisfy any such obligation by any of the following means: (A) a cash payment to the Corporation, (B) delivery to the Corporation of previously owned whole Paired Shares (which such holder has held for at least six months prior to the delivery of such Paired Shares or which such holder purchased on the open market and for which such holder has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date the obligation to withhold or pay taxes arises in connection with an Award (the "Tax Date"), equal to the amount necessary to satisfy any such obligation, (C) in the case of the exercise of a Paired Option, a cash payment by a broker-dealer acceptable to the Corporation to whom the holder has submitted an irrevocable notice of exercise or (D) any combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the Award; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of the foregoing clauses (B) through (D). An Agreement may provide for Paired Shares to be delivered having a Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the holder's maximum marginal tax rate. Any fraction of a Paired Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

     7.6 RESTRICTIONS ON PAIRED SHARES. Each Award hereunder shall be subject to the requirement that if at any time the Corporation determines that the listing, registration or qualification of the Paired Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of Paired Shares thereunder, such Paired Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Corporation. The Corporation may require that certificates evidencing Paired Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                                      (11)

     Notwithstanding any other provision hereunder, no Award hereunder shall be exercisable or eligible for settlement if, as a result of either the ability to exercise or settle, or the exercise or settlement of such Award, the Trust would not satisfy the REIT Requirements in any respect. For purposes of the preceding sentence, "REIT Requirements" shall mean the requirements for the Trust to (i) qualify as a real estate investment trust under the Code and the rules and regulations promulgated thereunder, (ii) retain its status as grandfathered pursuant to Section 132(c)(3) of the Deficit Reduction Act of 1984 and (iii) retain the benefits of that certain private letter ruling issued by the Internal Revenue Service to the Trust dated as of January 4, 1980.

     7.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Paired Shares other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding Paired Option, the purchase price per security, and the number of securities subject to each Paired Option and the number of Paired Shares to be granted to Directors pursuant to
Article V, the number and class of securities subject to each outstanding Stock Award and the terms of each outstanding Performance Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Paired Options without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to an Award under this Plan, the Corporation shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value of a Paired Share on the vesting, exercise or settlement date over
(y) the exercise price or base price, if any, of such Award.

     With respect to any holder who is subject to Section 16 of the Exchange Act and notwithstanding the exercise periods set forth in paragraphs (a), (c) and
(d) of Section 2.4, paragraph (b) of Section 5.2 or as set forth pursuant to such paragraphs in any Agreement to which such holder is a party (or as may be set forth in any Agreement pursuant to paragraph (b) of Section 2.4), and notwithstanding the expiration date of the term of a Paired Option (other than a Paired Option which includes a Corporation Share Option designated as an incentive share option), in the event the Corporation is involved in a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a "Pooling Transaction") or pursuant to which such holder receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Corporation, then each Paired Option (or option in substitution thereof) held by such holder shall be exercisable to the extent set forth in the Agreement evidencing such option until and including the latest of (x) the date set forth pursuant to the then applicable paragraph of Section 2.4 or 5.2, or the expiration date of the term of the Paired Option, as the case may be, (y) the date which is six months and one day after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such holder may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests.

     7.8 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any Award made hereunder shall confer upon any person any right to continued employment by, or service to, the Corporation, any subsidiary or any affiliate of the Corporation or affect in any manner the right of the Corporation, any subsidiary or any affiliate of the Corporation to terminate the employment of, or service by, any person at any time without liability hereunder. For purposes of Sections 2.4(a) through (c), Sections 3.3(a) and (b), Sections 4.3(a) and (b) and Section 5.4, employment with the Corporation or service as a consultant, adviser or Director includes such employment or service with or for a subsidiary or affiliate of the Corporation. It does not, however, include such employment or service with or for Starwood Capital Group, L.L.C. or its successors.

                                      (12)

     7.9 RIGHTS AS SHAREHOLDER. No person shall have any rights as a shareholder of the Corporation or Trust with respect to any Corporation Shares or Trust Shares which are subject to an Award hereunder until such person becomes a shareholder of record with respect to such Corporation Shares and Trust Shares.

     7.10 DESIGNATION OF BENEFICIARY. If permitted by the Corporation, an Eligible Person who is granted an Award hereunder may file with the Committee a written designation of one or more persons as such Eligible Person's beneficiary or beneficiaries (both primary and contingent) in the event of the person's death.

     Each beneficiary designation shall become effective only when filed in writing with the Committee during such Eligible Person's lifetime on a form prescribed by the Committee. Such person's spouse who is domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

     To the extent an outstanding Paired Option granted hereunder is exercisable or an outstanding Performance Award may be settled in accordance with the terms of this Plan and the Agreement relating to such Award, such beneficiary or beneficiaries shall be entitled to exercise such Paired Option or settle such Performance Award.

     If such an Eligible Person fails to designate a beneficiary, or if all designated beneficiaries predecease him, then each outstanding Award hereunder held by such Eligible Person to the extent vested, exercisable or eligible for settlement, may be exercised or settled by such Eligible Person's executor, administrator, legal representative or similar person.

     7.11 GOVERNING LAW. This Plan, each Award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Maryland and construed in accordance therewith without giving effect to principles of conflicts of laws.

     7.12 TERMINATION OF PAIRING AGREEMENT. Notwithstanding anything in this Plan to the contrary, if at any time the Agreement dated June 25, 1980, as amended, by and between the Corporation and the Trust, pursuant to which Corporation Shares and Trust Shares are paired on a share-for-share basis, is terminated for any reason and as a result of such termination Corporation Shares and Trust Shares no longer are required to be transferred together, then concurrently with such termination (i) Paired Options will no longer be granted hereunder; (ii) Stock Awards and Performance Awards will no longer be made with respect to Paired Shares; (iii) only Corporation Share Options, Stock Awards and Performance Awards relating to the Corporation Shares may thereafter be granted or made hereunder; (iv) each then outstanding Award shall constitute a wholly separate and independent Corporation Share Award and Trust Share Award and the Corporation, in its discretion, may require that each Agreement evidencing such an Award be returned to the Corporation for cancellation in exchange for separate agreements evidencing the Corporation Share Award and Trust Share Award subject to such Award; (v) Corporation Share Awards and Trust Share Awards shall no longer be required to be exercised, terminated, cancelled, forfeited, transferred or otherwise disposed of together; and (vi) the fair market value and the "closing price" of the Corporation Shares and Trust Shares as used herein shall thereafter be deemed to refer, respectively, to the fair market value and the closing price of a Corporation Share and a Trust Share.

     7-13 GLOSSARY. As used herein, the following words shall have the meanings indicated.

     "AGREEMENT" shall mean the written agreement evidencing an Award hereunder between the Corporation and the recipient of such Award.

     "AWARD" shall include a grant of Paired Options, an award of Restricted Stock and an award of a Performance Award under this Plan.

     "BASE PERFORMANCE MEASURE" shall mean a 15% Shareholder Return over the Performance Period of five years commencing August 12, 1996.

     "BOARD" shall mean the Board of Directors of the Corporation.

                                      (13)

     "CAUSE" shall mean embezzlement or misappropriation of the Corporation's funds or other assets, other act deemed by the Committee in the good faith exercise of its sole discretion to be an act of dishonesty in respect to the Corporation, significant activities materially harmful to the reputation of the Corporation, willful and repeated refusal to perform or substantial disregard of the duties properly assigned to the holder by the Corporation (other than as a result of Disability), material violation of any statutory or common law duty of loyalty to the Corporation or a material breach by the holder of the holder's employment agreement with the Corporation, if any (subject to any cure period therein provided).

     "CHANGE OF CONTROL" shall mean:

          (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13 (d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d3 promulgated under the Exchange Act, of 51% or more of either (i) the then outstanding Paired Shares, including for this purpose Partnership Units of SLT Realty Limited Partnership and SLC Operating Limited Partnership exchangeable for Paired Shares (collectively, the "Outstanding Paired Shares") or (ii) the combined voting power of the then outstanding securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition by the Corporation, (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (C) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition.

          (2) individuals who, as of January 1, 1997 constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Corporation subsequent to January 1, 1997 whose election or nomination for election by the Corporation's stockholders was approved (other than in connection with a material transaction relating to the Trust or the Corporation or their assets or Paired Shares or Partnership Units) by the vote of at least majority of the Directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a Director of the Corporation as a result of an actual or threatened election contest, as such terms are used in Rule 14a11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consent by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

          (3) consummation by the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Paired Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 66 2/3% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or indirectly in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Paired Shares and the Outstanding Voting Securities as the case may be), (ii) no Person (other than: the Corporation; any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporation Transaction, directly or indirectly, 33 1/3% or more of the Outstanding Paired Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33 1/3% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the incumbent Board

                                      (14)
     will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (4) approval by the stockholders of the Corporation of a plan of complete liquidation or dissolution of the Corporation.

     "COMMITTEE" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) at the election of the Board, an "outside director" within the meaning of Section 162(m) of the Code (subject to any transition rules applicable to the definition of outside director).

     "DISABILITY" shall mean the inability of the holder of an Award substantially to perform such holder's duties and responsibilities for a continuous period of at least six months.

     "ELIGIBLE PERSONS" shall have the meaning set forth in Section 1.4.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" shall mean the closing transaction price of a Paired Share as reported in the New York Stock Exchange Composite Transactions on the first business day immediately preceding the date as of which such value is being determined, or, if there shall be no reported transaction on such day, on the next preceding business day for which a transaction was reported; provided that if the Fair Market Value of a Paired Share for any date cannot be determined as above provided, Fair Market Value of a Paired Share shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     "PERFORMANCE MEASURES" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of a Paired Option, or (ii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt or retention, in the case of a Restricted Stock Award, of the Paired Shares subject to such award, or, in the case of a Performance Award, of payment with respect to such award. Such criteria and objectives may include, without limitation, one or more of the following: the attainment by a Paired Share of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Corporation, revenues, market share, funds from operations, cash flow or cost reduction goals, or any combination of the foregoing. The Committee may, in its sole discretion, amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in law or accounting principles. If the Committee consists solely of "outside directors" (within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder) and the Committee desires that compensation payable pursuant to any award subject to Performance Measures shall be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee no later than the end of the first quarter of the Performance Period or Restriction Period, as applicable (or such other time permitted pursuant to Treasury Regulations promulgated under Section 162(m) of the Code or otherwise permitted by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under
Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard. Unless otherwise designated by the Committee, the Performance Measure shall be the Base Performance Measure.

     "PERFORMANCE PERIOD" shall mean any period designated by the Committee for which the Performance Measures shall be calculated. The Performance Period shall be the five year period commencing August 12, 1996 unless otherwise designated by the Committee.

     "PERFORMANCE AWARD" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive a payment in cash.

                                      (15)

     "PERMANENT AND TOTAL DISABILITY" shall have the meaning set forth in
Section 22(e)(3) of the Code or any successor thereto.

     "RESTRICTED STOCK" shall mean Paired Shares that are subject to a Restriction Period.

     "RESTRICTION PERIOD" shall mean any period designated by the Committee during which the Paired Shares subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise voluntarily encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

     "SHAREHOLDER RETURN" shall mean the per annum compounded rate of increase in the Fair Market Value of a Paired Share on the first day of the Performance Period (assuming purchase of Paired Shares at their Fair Market Value on such day) to the last day of the Performance Period, plus all dividends or distributions paid with respect to such Paired Share during the Performance Period, and assuming reinvestment of all such dividends and distributions, adjusted to give effect to Section 7.7 of this Plan.

     "STOCK AWARD" or "RESTRICTED STOCK AWARD" shall mean an award of Restricted Stock.

                                      (16)

                                                        Please mark
                                                      your votes as   [x]
                                                       indicated in
                                                      this example.



THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" PROPOSALS 1  and 2.


1. To elect each of the following nominees as Trustees of the Trust:
   Stephen R. Quazzo and Steven R. Goldman.

    FOR
all nominees       WITHHOLD
    [ ]              [ ]

Instruction: To withhold authority to vote for any nominee, write that nominee's name in the space provided:



2. Approval by shareholders of the Trust of the Trust LTIP (as defined in the Joint Proxy Statement).

    FOR    AGAINST  ABSTAIN
    [ ]      [ ]     [ ]


THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE "FOR" PROPOSALS 3 and 4.


3. To elect each of the following nominees as Directors of the Corporation:
   Jean-Marc Chapus, Eric A. Danziger and Michael A. Leven.

    FOR
 all nominees      WITHHOLD
    [ ]              [ ]


Instruction: To withhold authority to vote for any nominee, write that nominee's name in the space provided:


4. Approval by stockholders of the Corporation of the Corporation LTIP (as defined in the Joint Proxy Statement).

    FOR    AGAINST  ABSTAIN
    [ ]      [ ]     [ ]



5. In their discretion, the proxies are authorized to vote on such other matters as may come before either of the Annual Meetings.


This proxy is solicited by the Board of Trustees of the Trust and the Board of Directors of the Corporation and when properly executed, the shares represented hereby will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the election of all nominees named above as Trustees of the Trust, FOR the approval of the Trust LTIP, FOR the election of all nominees named above as Directors of the Corporation and FOR the approval of the Corporation LTIP.

               PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
                       USING THE ENCLOSED SELF-ADDRESSED,
                            POSTAGE PREPAID ENVELOPE


(Signature)_____________________(Signature if held jointly)____________________
Dated:______________, 1996

Note: Please date and sign exactly as your name(s) appear on this proxy card.
If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give your full title as such. If a partnership, please sign in the partnership name by an authorized person.

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
PROXY

                             STARWOOD LODGING TRUST
                          STARWOOD LODGING CORPORATION

           PROXY FOR ANNUAL MEETINGS OF SHAREHOLDERS AND STOCKHOLDERS
                          TO BE HELD DECEMBER 30, 1996

     The undersigned shareholder of Starwood Lodging Trust (the "Trust") and stockholder of Starwood Lodging Corporation (the "Corporation") hereby acknowledges receipt of the Notice of 1996 Annual Meeting of Shareholders of the Trust and the Notice of 1996 Annual Meeting of Stockholders of the Corporation (the "Annual Meetings") and the accompanying Joint Proxy Statement relating to the above-referenced Annual Meetings, and hereby appoints, with full power of substitution in each, each of the following persons as attorneys and proxies of the undersigned: (a) with respect to the undersigned's shares of the Trust, Ronald C. Brown and Madison F. Grose and (b) with respect to the undersigned's shares of the Corporation, Eric A. Danziger and Jonathan D. Eilian.

     Said proxies are hereby given authority, as appropriate, to represent and to vote all shares of beneficial interest of the Trust and all shares of common stock of the Corporation held of record by the undersigned and which the undersigned may be entitled to vote at the Annual Meetings to be held on December 30, 1996 at the Westin Atlanta North Perimeter, 7 Concourse Parkway, Atlanta, Georgia, at 10:00 am and 10:30 am, respectively, and at any and all adjournments or postponements thereof, on behalf of the undersigned on the following matters and in the manner designated below:

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

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